                                                                  EXECUTION COPY

_______________________________________________________________________________



                          _________________________________

                              BRILL MEDIA COMPANY, LLC.,

                                         and

                             BRILL MEDIA MANAGEMENT, INC.

                                     as Issuers,

                                         and

                              The SUBSIDIARY GUARANTORS
                                     named herein

                                         and

                       UNITED STATES TRUST COMPANY OF NEW YORK

                                      as Trustee

                                     $105,000,000

                         12% SENIOR NOTES DUE 2007, SERIES A
                         12% SENIOR NOTES DUE 2007, SERIES B
                          _________________________________



                                 ____________________

                                      INDENTURE

                            Dated as of December 30, 1997

                                 ____________________


_______________________________________________________________________________

                                CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                                                 Indenture Section

310(a)(1)...........................................                  7.10
   (a)(2)...........................................                  7.10
   (a)(3)...........................................                  N.A.
   (a)(4)...........................................                  N.A.
   (a)(5)...........................................                  7.10
   (b)..............................................                  7.10
   (c)..............................................                  N.A.
311(a)..............................................                  7.11
   (b)..............................................                  7.11
   (c)..............................................                  N.A.
312(a)..............................................                  2.05
   (b)..............................................                 11.03
   (c)..............................................                 11.03
313(a)..............................................                  7.06
   (b)(1)...........................................                  7.06
   (b)(2)...........................................                  7.06
   (c)..............................................                  7.06
   (d)..............................................                  7.06
314(a)..............................................                  4.04
   (b)..............................................                  N.A.
   (c)(1)...........................................                 11.05
   (c)(2)...........................................                 11.05
   (c)(3)...........................................                  N.A.
   (d)..............................................                  N.A.
   (e)..............................................                 11.05
   (f)..............................................                  N.A.
315(a)..............................................                  7.01
   (b)..............................................                  7.05
   (c)..............................................                  7.01
   (d)..............................................             6.05;7.01
   (e)..............................................                  6.11
316(a)..............................................                  1.01
   (a)(1)(A)........................................                  6.02
   (a)(1)(B)........................................                  6.04

   (a)(2)...........................................                  N.A.
   (b)..............................................                  6.07
   (c)..............................................                  2.19
317(a)(1)...........................................                  6.08
   (a)(2)...........................................                  6.09
   (b)..............................................                  2.04
318(a)..............................................                 11.01
   (b)..............................................                  N.A.
   (c)..............................................                 11.01


_______________________

*This Cross-Reference Table is not part of the Indenture.
N.A. means not applicable.

                                      (2)

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE . . . . . . . . . . . .   1
     SECTION 1.01.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .   1
     SECTION 1.02.  OTHER DEFINITIONS. . . . . . . . . . . . . . . . . . . .  26
     SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. . . .  27
     SECTION 1.04.  RULES OF CONSTRUCTION. . . . . . . . . . . . . . . . . .  28

ARTICLE 2 THE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     SECTION 2.01.  FORM AND DATING. . . . . . . . . . . . . . . . . . . . .  28
     SECTION 2.02.  EXECUTION AND AUTHENTICATION . . . . . . . . . . . . . .  29
     SECTION 2.03.  REGISTRAR AND PAYING AGENT . . . . . . . . . . . . . . .  30
     SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST. . . . . . . . . . .  30
     SECTION 2.05.  SECURITYHOLDER LISTS . . . . . . . . . . . . . . . . . .  31
     SECTION 2.06.  TRANSFER AND EXCHANGE. . . . . . . . . . . . . . . . . .  31
     SECTION 2.07.  REPLACEMENT SECURITIES . . . . . . . . . . . . . . . . .  32
     SECTION 2.08.  OUTSTANDING SECURITIES . . . . . . . . . . . . . . . . .  32
     SECTION 2.09.  TREASURY SECURITIES. . . . . . . . . . . . . . . . . . .  33
     SECTION 2.10.  TEMPORARY SECURITIES . . . . . . . . . . . . . . . . . .  33
     SECTION 2.11.  CANCELLATION . . . . . . . . . . . . . . . . . . . . . .  33
     SECTION 2.12.  DEFAULTED INTEREST . . . . . . . . . . . . . . . . . . .  34
     SECTION 2.13.  CUSIP NUMBER . . . . . . . . . . . . . . . . . . . . . .  34
     SECTION 2.14.  DEPOSIT OF MONEYS. . . . . . . . . . . . . . . . . . . .  34
     SECTION 2.15.  RESTRICTIVE LEGENDS. . . . . . . . . . . . . . . . . . .  34
     SECTION 2.16.  BOOK-ENTRY PROVISIONS FOR GLOBAL
                    SECURITY . . . . . . . . . . . . . . . . . . . . . . . .  37
     SECTION 2.17.  SPECIAL TRANSFER PROVISIONS. . . . . . . . . . . . . . .  38
     SECTION 2.18.  PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . .  40
     SECTION 2.19.  ALLOCATION OF PURCHASE PRICE . . . . . . . . . . . . . .  41

ARTICLE 3 REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     SECTION 3.01.  NOTICES TO TRUSTEE . . . . . . . . . . . . . . . . . . .  41
     SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED . . . . . . . . .  41
     SECTION 3.03.  NOTICE OF REDEMPTION . . . . . . . . . . . . . . . . . .  42
     SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION . . . . . . . . . . . . .  43
     SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE. . . . . . . . . . . . . . .  43
     SECTION 3.06.  SECURITIES REDEEMED IN PART. . . . . . . . . . . . . . .  44
     SECTION 3.07.  OPTIONAL REDEMPTION. . . . . . . . . . . . . . . . . . .  44
     SECTION 3.08.  MANDATORY REDEMPTION . . . . . . . . . . . . . . . . . .  45
     SECTION 3.09.  OFFER TO PURCHASE BY APPLICATION OF

                    EXCESS PROCEEDS. . . . . . . . . . . . . . . . . . . . .  45

ARTICLE 4 COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     SECTION 4.01.  PAYMENT OF SECURITIES. . . . . . . . . . . . . . . . . .  47
     SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY. . . . . . . . . . . . .  48
     SECTION 4.03.  SEC REPORTS. . . . . . . . . . . . . . . . . . . . . . .  48
     SECTION 4.04.  COMPLIANCE CERTIFICATES. . . . . . . . . . . . . . . . .  49
     SECTION 4.05.  TAXES. . . . . . . . . . . . . . . . . . . . . . . . . .  50
     SECTION 4.06.  STAY, EXTENSION AND USURY LAWS . . . . . . . . . . . . .  51
     SECTION 4.07.  LIMITATION ON RESTRICTED PAYMENTS. . . . . . . . . . . .  51
     SECTION 4.08.  LIMITATION ON RESTRICTIONS ON
                    DISTRIBUTIONS FROM RESTRICTED
                    SUBSIDIARIES.. . . . . . . . . . . . . . . . . . . . . .  55
     SECTION 4.09.  LIMITATION ON INDEBTEDNESS . . . . . . . . . . . . . . .  57
     SECTION 4.10.  LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK . . .  60
     SECTION 4.11.  LIMITATION ON AFFILIATE TRANSACTIONS . . . . . . . . . .  63
     SECTION 4.12.  LIMITATION ON LIENS. . . . . . . . . . . . . . . . . . .  64
     SECTION 4.13.  CORPORATE EXISTENCE. . . . . . . . . . . . . . . . . . .  65
     SECTION 4.14.  CHANGE OF CONTROL. . . . . . . . . . . . . . . . . . . .  65
     SECTION 4.15.  LIMITATION ON ISSUANCES OF CAPITAL
                    STOCK OF RESTRICTED SUBSIDIARIES . . . . . . . . . . . .  66
     SECTION 4.16.  LIMITATION ON SALE/LEASEBACK
                    TRANSACTION. . . . . . . . . . . . . . . . . . . . . . .  67
     SECTION 4.17.  LIMITATION ON DESIGNATIONS OF UNRESTRICTED
                    SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . .  67
     SECTION 4.18.  FUTURE NOTE GUARANTORS . . . . . . . . . . . . . . . . .  68
     SECTION 4.19.  LIMITATION ON BUSINESS . . . . . . . . . . . . . . . . .  69
     SECTION 4.20.  FURTHER INSTRUMENTS AND ACTS . . . . . . . . . . . . . .  69

ARTICLE 5 SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
     SECTION 5.01.  LIMITATIONS ON MERGER, CONSOLIDATION
                    OR SALE OF ASSETS. . . . . . . . . . . . . . . . . . . .  69
     SECTION 5.02.  SUCCESSOR CORPORATION SUBSTITUTED. . . . . . . . . . . .  70

ARTICLE 6 DEFAULTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . .  70
     SECTION 6.01.  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . .  70
     SECTION 6.02.  ACCELERATION . . . . . . . . . . . . . . . . . . . . . .  73
     SECTION 6.03.  OTHER REMEDIES . . . . . . . . . . . . . . . . . . . . .  73
     SECTION 6.04.  WAIVER OF PAST DEFAULTS. . . . . . . . . . . . . . . . .  74
     SECTION 6.05.  CONTROL BY MAJORITY. . . . . . . . . . . . . . . . . . .  74
     SECTION 6.06.  LIMITATION ON SUITS. . . . . . . . . . . . . . . . . . .  74
     SECTION 6.07.  RIGHTS OF SECURITYHOLDERS TO RECEIVE PAYMENT . . . . . .  75

                                      (ii)

     SECTION 6.08.  COLLECTION SUIT BY TRUSTEE . . . . . . . . . . . . . . .  75
     SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM . . . . . . . . . . . .  75
     SECTION 6.10.  PRIORITIES . . . . . . . . . . . . . . . . . . . . . . .  76
     SECTION 6.11.  UNDERTAKING FOR COSTS. . . . . . . . . . . . . . . . . .  77

ARTICLE 7 TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
     SECTION 7.01.  DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . .  77
     SECTION 7.02.  RIGHTS OF TRUSTEE. . . . . . . . . . . . . . . . . . . .  79
     SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE . . . . . . . . . . . . . .  80
     SECTION 7.04.  TRUSTEE'S DISCLAIMER . . . . . . . . . . . . . . . . . .  80
     SECTION 7.05.  NOTICE OF DEFAULTS . . . . . . . . . . . . . . . . . . .  80
     SECTION 7.06.  REPORTS BY TRUSTEE TO SECURITYHOLDERS. . . . . . . . . .  80
     SECTION 7.07.  COMPENSATION AND INDEMNITY . . . . . . . . . . . . . . .  81
     SECTION 7.08.  REPLACEMENT OF TRUSTEE . . . . . . . . . . . . . . . . .  82
     SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.. . . . . . . . . . . .  83
     SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION. . . . . . . . . . . . . .  83
     SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS
                    AGAINST THE ISSUERS. . . . . . . . . . . . . . . . . . .  84

ARTICLE 8 DISCHARGE OF INDENTURE . . . . . . . . . . . . . . . . . . . . . .  84
     SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE . . . .  84
     SECTION 8.02.  CONDITIONS TO DEFEASANCE . . . . . . . . . . . . . . . .  85
     SECTION 8.03.  APPLICATION OF TRUST MONEY . . . . . . . . . . . . . . .  87
     SECTION 8.04.  REPAYMENT TO THE ISSUERS . . . . . . . . . . . . . . . .  87
     SECTION 8.05.  INDEMNITY FOR GOVERNMENT OBLIGATIONS . . . . . . . . . .  88
     SECTION 8.06.  REINSTATEMENT. . . . . . . . . . . . . . . . . . . . . .  88

ARTICLE 9 AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
     SECTION 9.01.  WITHOUT CONSENT OF SECURITYHOLDERS . . . . . . . . . . .  88
     SECTION 9.02.  WITH CONSENT OF SECURITYHOLDERS. . . . . . . . . . . . .  90
     SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT. . . . . . . . . . .  92
     SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS. . . . . . . . . . . .  92
     SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES. . . . . . . . . .  92
     SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC. . . . . . . . . . . . .  93

ARTICLE 10     SUBSIDIARY GUARANTEE OF SECURITIES. . . . . . . . . . . . . .  93
     SECTION 10.01. SUBSIDIARY GUARANTEE . . . . . . . . . . . . . . . . . .  93
     SECTION 10.02. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE . . . . .  95
     SECTION 10.03. SUBSIDIARY GUARANTEE UNCONDITIONAL,
                    ETC. . . . . . . . . . . . . . . . . . . . . . . . . . .  95
     SECTION 10.04. LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY . . . . .  96

                                     (iii)

     SECTION 10.05. CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . .  97
     SECTION 10.06. RELEASE. . . . . . . . . . . . . . . . . . . . . . . . .  97
     SECTION 10.07. ADDITIONAL SUBSIDIARY GUARANTORS . . . . . . . . . . . .  97
     SECTION 10.08. SUBSIDIARY GUARANTORS MAY
                    CONSOLIDATE, ETC., ON CERTAIN TERMS. . . . . . . . . . .  98
     SECTION 10.09. SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . .  99
     SECTION 10.10. WAIVER OF STAY, EXTENSION OR USURY
                    LAWS . . . . . . . . . . . . . . . . . . . . . . . . . .  99

ARTICLE 11     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  99
     SECTION 11.01. TRUST INDENTURE ACT CONTROLS . . . . . . . . . . . . . .  99
     SECTION 11.02. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . 100
     SECTION 11.03. COMMUNICATION BY SECURITYHOLDERS
                    WITH OTHER SECURITYHOLDERS . . . . . . . . . . . . . . . 101
     SECTION 11.04. CERTIFICATE AND OPINION AS TO
                    CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . 101
     SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. . . . . . 101
     SECTION 11.06. RULES BY TRUSTEE AND AGENTS. . . . . . . . . . . . . . . 102
     SECTION 11.07. LEGAL HOLIDAYS . . . . . . . . . . . . . . . . . . . . . 102
     SECTION 11.08. NO RECOURSE AGAINST OTHERS . . . . . . . . . . . . . . . 102
     SECTION 11.09. DUPLICATE ORIGINALS. . . . . . . . . . . . . . . . . . . 103
     SECTION 11.10. GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . 103
     SECTION 11.11. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. . . . . . 103
     SECTION 11.12. SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . 103
     SECTION 11.13. SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . 103
     SECTION 11.14. COUNTERPART ORIGINALS. . . . . . . . . . . . . . . . . . 103
     SECTION 11.15. TABLE OF CONTENTS, HEADINGS, ETC.. . . . . . . . . . . . 104


EXHIBIT A  -   FORM OF INITIAL SECURITY WITH SUBSIDIARY
               GUARANTEE
EXHIBIT B  -   FORM OF EXCHANGE SECURITY WITH SUBSIDIARY
               GUARANTEE
EXHIBIT C  -   FORM OF CERTIFICATE TO BE DELIVERED IN
               CONNECTION WITH TRANSFERS TO NON-QIB
               ACCREDITED INVESTORS
EXHIBIT D  -   FORM OF CERTIFICATE TO BE DELIVERED IN
               CONNECTION WITH TRANSFERS PURSUANT TO
               REGULATIONS

                                      (iv)

SCHEDULE I     -    SUBSIDIARY GUARANTORS
SCHEDULE II    -    EXISTING INDEBTEDNESS

                                      (v)

          INDENTURE, dated as of December 30, 1997, among Brill Media Company, LLC, a Virginia limited liability company ("BMC"), Brill Media Management, Inc., a Virginia corporation ("Media" and, collectively with BMC, the "Issuers"), the subsidiary guarantors listed on Schedule I attached hereto as Subsidiary Guarantors (as defined) of the Issuers' obligations hereunder, and United States Trust Company of New York, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

          The Issuers have duly authorized the creation of an issue of 12% Senior Notes due 2007, Series A (the "Initial Securities") and 12% Senior Notes due 2007, Series B (the "Exchange Securities") and, to provide therefor, the Issuers and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture. All things necessary to make the Securities (as defined), when duly issued and executed by the Issuers, and authenticated and delivered hereunder, the valid obligations of the Issuers and the Subsidiary Guarantors, and to make this Indenture a valid and binding agreement of the Issuers and the Subsidiary Guarantors, have been done.

          The Issuers, the Subsidiary Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the Securities:


                                    ARTICLE 1

                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01.  DEFINITIONS.

     "Accountants" means Ernst & Young LLP or such other nationally recognized firm of independent certified public accountants that is reasonably acceptable to the Trustee.

     "Accreted Value" means, as of any date, with respect to each $1,000 principal amount at maturity of Securities: (A) if such date is prior to December 15, 1999, the sum of (1) the initial offering price of such Securities and (2) the portion of the original issue discount for such Securities (which for this purpose shall be deemed to be the excess of the principal amount over such initial offering price), which shall be amortized with respect to the Securities to but not including such date, such original issue discount to be so amortized at a rate which, together with cash interest paid on the Securities, represents a yield to maturity of 12% per annum using semiannual compounding of such rate on each June 15 and December 15, commencing June 15, 1998 (the "Semi-Annual Accrual Date"), from the Issue Date to but not including the date of determination. The following table indicates the Accreted Value with respect to each $1,000 principal amount at maturity of Securities at the semiannual compounding dates of the Securities:

Semi-Annual
Accrual Date                               Accreted Value
-----------------                          ---------------
June 15, 1998............................   $  939.82
December 15, 1998........................   $  958.71
June 15, 1998............................   $  978.73
December 15, 1999........................   $1,000.00

and (B) if such date occurs on or after December 15, 1999, $1,000.

     At any time prior to December 15, 1999 and between two Semi-Annual Accrual Dates, the Accreted Value will be the sum of (1) the Accreted Value for the Semi-Annual Accrual Date immediately preceding the date of determination, and (2) the Proportionate Share (as defined below). The "Proportionate Share" is an amount equal to the product of (i) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Date times (ii) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the date of such determination, using a 360-day year of twelve 30-day months, and the denominator of which is 180.

          "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) in a Permitted Business; (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by either of the Issuers or a Restricted Subsidiary of either of the Issuers; (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary of either of the Issuers; or (iv) Permitted Investments of the type and in the amounts described in clause (viii) of the definition thereof; provided, however, that, in the case of clauses (ii) and (iii), such Restricted Subsidiary is primarily engaged in a Permitted Business.

          "Administrative Management Agreement" means any management agreements between either of the Issuers or any of the Subsidiary
Guarantors and BMCLP, pursuant to which BMCLP provides management services to such Issuer or such Subsidiary Guarantors.

          "Adjusted Net Assets" of a Subsidiary Guarantor at any date means the lesser of the amount by which (x) the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, the probable liability of such Subsidiary Guarantor with respect to its contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Subsidiary Guarantee of such Subsidiary Guarantor at such date and (y) the present fair salable value of the assets of such Subsidiary Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary by such Subsidiary Guarantor in respect of the obligations of such Subsidiary under the Subsidiary Guarantee), excluding debt in respect of the Subsidiary Guarantee, as they become absolute and matured.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or co-registrar.

          "Appreciation Notes" means the Appreciation Notes due 2007 of the Issuers.

          "Appreciation Notes Indenture" means the Indenture, dated as of the Issue Date, between the Issuers and the United States Trust Company of New York relating to the Appreciation Notes as in effect on the Issue Date and without giving effect to any modification or amendment thereto made after the Issue Date.

          "Asset Acquisition" means (i) an investment by either of the Issuers or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with such Issuer or any of its Restricted Subsidiaries or (ii) an acquisition by either of the Issuer or any of its Restricted Subsidiaries of the property and assets of any Person other than either of the Issuers or any of their Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person.

          "Asset Disposition" means any sale, lease, transfer, issuance or other disposition (or series of related sales, leases, transfers, issuances or dispositions that are part of a common plan) of shares of Capital Stock of (or any other equity interests in) a Restricted Subsidiary (other than directors' qualifying shares) or of any other property or other assets (each referred to for the purposes of this definition as a "disposition") by either of the Issuers or any of their Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction) other than (i) a disposition by a Restricted Subsidiary to either of the Issuers or by either of the Issuers or a Restricted Subsidiary to a Wholly-Owned Subsidiary, (ii) a disposition of inventory in the ordinary course of business, (iii) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of the business of either of the Issuers and their Restricted Subsidiaries and that is disposed of in each case in the ordinary course of business, (iv) dispositions of property for net proceeds which, when taken collectively with the net proceeds of any other such dispositions under this clause (iv) that were consummated since the beginning of the calendar year in which such disposition is consummated, do not exceed $1.0 million, and (v) transactions permitted under Section 5.01. Notwithstanding anything to the contrary contained above, a Restricted Payment made in compliance with
Section 4.07 shall not constitute an Asset Disposition except for purposes of determinations of the Consolidated Leverage Ratio.

          "Attributable Indebtedness" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

          "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the product of the numbers of years (rounded upwards to the nearest month) from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Bankruptcy Code" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

          "BMC" has the meaning set forth in the preamble to this Indenture until a successor replaces such Person in accordance with Article 5 hereof and thereafter means such successor.

          "BMCLP" means Brill Media Company, L.P, a Virginia limited partnership, and its successors.

          "Board of Directors" means as to BMC (i) so long as BMC or any successor to BMC is a limited liability company or a partnership, the board of directors of Media, which is the manager of BMC and (ii) at any other time, the board of directors of BMC, and as to Media, the board of directors of Media.

          "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person (or, in the case of BMC so long as it is a limited liability company or a partnership, of Brill Media Management, Inc., which is the manager of
BMC) to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means a day that is not a Legal Holiday.

          "Capital Stock" of any Person means any and all shares, membership and other interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty.

          "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof, (iii) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500 million, (iv) repurchase obligations for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated A-1 or the equivalent thereof by Moody's or S&P and in each case maturing within one year after the date of acquisition, (vi) investment funds investing 95% of their assets in securities of the types described in clauses (i)-(v) above, (vii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable either Moody's or S&P and (viii) Indebtedness or Preferred Stock issued by Persons with a rating of "A" or higher from S&P or "A2" or higher from Moody's.

          "Change of Control" means, (i) any sale, lease, exchange or other transfer (collectively, a "Transfer") (in one transaction or a series of related transactions) of all or substantially all of the assets of either of the Issuers or either of the Issuers and their Restricted Subsidiaries on a consolidated basis or (ii) a majority of the Board of Directors of either of the Issuers or of any direct or indirect holding company thereof shall consist of Persons who are not Continuing Directors of such Issuer; or (iii) the acquisition by any Person or Group (other than Alan R. Brill or any Related Brill Party) of the power, directly or indirectly, to vote or direct the voting of securities having more than 35% of the ordinary voting power for the election of directors of either of the Issuers, or any direct or indirect holding company thereof; provided, however, that no Change of Control shall be deemed to occur pursuant to this clause (iii), so long as Alan R. Brill and the Related Brill Parties collectively own an amount of securities representing the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of such Issuer or of any direct or indirect holding company thereof.

          "Commission" means the U.S. Securities and Exchange Commission or its successor.

          "Consolidated EBITDA" means, for any period an amount equal to Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income: (i) the provision for taxes for such period based on income or profits and any provision for taxes utilized in computing net loss, (ii) Consolidated Interest Expense,
(iii) depreciation expense, (iv) amortization expense (including the amortization of debt issuance costs), (v) all other non-cash items reducing Consolidated Net Income for such period (excluding any non-cash item to the extent it represents an accrual of or reserve for cash disbursements for any subsequent period prior to the Stated Maturity of the Securities or amortization of a pre-paid cash expense that was paid in a prior period), minus (b) all non-cash items increasing Consolidated Net Income for such period, in each case on a consolidated basis for the Issuers and their respective Restricted Subsidiaries for such period determined in accordance with GAAP, provided, however, that, for purposes of calculating Consolidated EBITDA during any fiscal quarter, cash income from a particular Investment (other than a Managed Affiliate Note) of such Person shall be included only (x) if cash income has been received by such Person with respect to such Investment during each of the previous four fiscal quarters, or (y) if the cash income derived from such Investment is attributable to Temporary Cash Investments.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Issuers and their respective Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, plus, to the extent not included in such interest expense, (i) interest expense attributable to Capitalized Lease Obligations, (ii) capitalized interest, (iii) non-cash interest expense, (iv) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (v) interest actually paid by either Issuer or any such Restricted Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person, (vi) net payments (whether positive or negative) pursuant to Interest Rate Agreements, (vii) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than an Issuer) in connection with Indebtedness Incurred by such plan or trust and (viii) cash and Disqualified Stock dividends in respect of all Preferred Stock of Subsidiaries and Disqualified Stock of an Issuer held by Persons other than an Issuer or a Wholly-Owned Subsidiary and less (a) to the extent included in such interest expense, the amortization of capitalized debt issuance costs and
(b) interest income. Notwithstanding the foregoing, the Consolidated Interest Expense with respect to any Restricted Subsidiary of an Issuer, that was not a Wholly-Owned Subsidiary, shall be included only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income.

          "Consolidated Leverage Ratio" means, on any Transaction Date, the ratio of (i) the aggregate amount of Indebtedness of the Issuers and their Restricted Subsidiaries on a consolidated basis outstanding on such Transaction Date (other than Indebtedness under the Appreciation Notes) less the cash and Cash Equivalents held by the Issuers and their respective Restricted Subsidiaries on a consolidated basis on such Transaction Date to
(ii) the amount of Media Cashflow for the then most recent four fiscal quarters for which financial statements of the Issuers have been filed with the Commission or provided to the Trustee pursuant to Section 4.03 (such four fiscal quarter period being the "Four Quarter Period"); provided, however, that, in making the foregoing calculation, (A) pro forma effect shall be given to any Indebtedness to be Incurred or repaid on the Transaction Date; (B) pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur from the beginning of the Four Quarter Period through and including the Transaction Date (the "Reference Period"), as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset dispositions and asset acquisitions (including giving pro forma effect to the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into an Issuer or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset disposition or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period; provided, further, that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Transaction Date of the Person, or division or line of business of the Person, that is acquired or disposed of for which financial information is available.

          "Consolidated Net Income" means, for any period, the consolidated net income (loss) of the Issuers and their respective consolidated Restricted Subsidiaries determined in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income:
(i) any net income (loss) of any Person acquired by an Issuer or any of its Restricted Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition, (ii) any net income of any Restricted Subsidiary of an Issuer if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to an Issuer (other than restrictions in effect on the Issue Date with respect to a Restricted Subsidiary of such Issuer and other than restrictions that are created or exist in compliance with Section 4.08),
(iii) any gain or loss realized upon the sale or other disposition of any assets of an Issuer or its consolidated Restricted Subsidiaries (including pursuant to any Sale Leaseback Transaction) which are not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Capital Stock of any Person, (iv) any extraordinary gain or loss, (v) the cumulative effect of a change in accounting principles, (vi) the net income of any Person, other than a Restricted Subsidiary, except to the extent of the lesser of (A) cash dividends or distributions actually paid to an Issuer or any of its Restricted Subsidiaries by such Person and (B) the net income of such Person (but in no event less than zero), and the net loss of such Person (other than an Unrestricted Subsidiary) shall be included only to the extent of the aggregate Investment of an Issuer or any of its Restricted Subsidiaries in such Person and (vii) any non-cash expenses attributable to grants or exercises of employee stock options. Notwithstanding the foregoing, for the purpose of Section 4.07 only, (x) there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Issuer or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such covenant pursuant to clause (a) (3) (D) thereof and (y) there shall be added to Consolidated Net Income the amount of any accruals under the Performance Compensation Agreements to the extent deducted in determining such Consolidated Net Income.

          "Consolidated Net Worth" means the total of the amounts shown on the balance sheets of the Issuers and their consolidated Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Issuers ending prior to the taking of any action for the purpose of which the determination is being made and for which financial statements are available (but in no event ending more than 135 days prior to the taking of such action), as (i) the par or stated value of all outstanding Capital Stock of an Issuer plus
(ii) paid in capital or capital surplus relating to such Capital Stock plus
(iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

          "Consolidated Senior Leverage Ratio" means, on any Transaction Date, the Consolidated Leverage Ratio on such Transaction Date; provided, however, that the reference to "Indebtedness" in clause (i) of the definition of Consolidated Leverage Ratio shall be deemed to be a reference to "Senior Indebtedness."

          "Consolidated Senior Secured Leverage Ratio" means, on any Transaction Date, the Consolidated Leverage Ratio on such Transaction Date; provided, however, that the reference to "Indebtedness" in clause (i) of the definition of Consolidated Leverage Ratio shall be deemed to be a reference to "Senior Secured Indebtedness."

          "Consolidated Unrestricted Subsidiary Advance Leverage Ratio" means, on any Transaction Date, the Consolidated Leverage Ratio on such Transaction Date; provided, however, that clause (i) of the definition of Consolidated Leverage Ratio shall be deemed to be a reference to "Unrestricted Subsidiary Advances."

          "Continuing Director" of any Person means, as of the date of determination, any Person who (i) was a member of the Board of Directors of such Person on the date of this Indenture or (ii) was nominated for election or elected to the Board of Directors of such Person with the affirmative vote of a majority of the Continuing Directors of such Person who were members of such Board of Directors at the time of such nomination or election.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 or such other address as to which the Trustee may give notice to the Issuers.

          "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or a beneficiary.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Depository" means The Depository Trust Company, its nominees and successors.

          "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (other than an event which would constitute a Change of Control), (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities, or
(ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any Capital Stock referred to in (i) above, in each case at any time prior to the final Stated Maturity of the Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder or any successor statute or statutes thereto.

          "Exchange Offer" means the registration by the Issuers and the Subsidiary Guarantors under the Securities Act pursuant to a registration statement of the offer by the Issuers and the Subsidiary Guarantors to each Securityholder of the Initial Securities to exchange all the Initial Securities held by such Securityholder for the Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Initial Securities held by such Securityholder, all in accordance with the terms and conditions of the Registration Rights Agreement.

          "Exchange Securities" has the meaning set forth in the preamble to this Indenture.

          "Existing Indebtedness" means Indebtedness of either of the Issuers or their respective Restricted Subsidiaries in existence on the Issue Date, plus interest accrued thereon, after application of the net proceeds of the Securities as described in the Offering Memorandum.

          "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of BMC acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of BMC delivered to the Trustee.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

          "Group" means any "group" for purposes of Section 13(d) of the Exchange Act.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Incur" means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money, (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto) (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i), (ii) and (v))
 entered into in the ordinary course of business of such Person to the extent that such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except (x) trade payables and accrued expenses (including accrued management fees under the Administrative Management Agreements) incurred in the ordinary course of business and (y) contingent or "earnout" payment obligations in respect of any Permitted Business acquired by an Issuer or any Restricted Subsidiary), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (v) all Capitalized Lease Obligations and all Attributable Indebtedness of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness of other Persons to the extent Guaranteed by such Person, (viii) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Restricted Subsidiary of an Issuer, any Preferred Stock of such Restricted Subsidiary to the extent such obligation arises on or before the final Stated Maturity of the Securities (but excluding, in each case, accrued dividends) with the amount of Indebtedness represented by such Disqualified Stock or Preferred Stock, as the case may be, being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price; provided, however, that, for purposes hereof the "maximum fixed repurchase price" of any Disqualified Stock or Preferred Stock, as the case may be, which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or Preferred Stock, as the case may be, as if such Disqualified Stock or Preferred Stock, as the case may be, were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based on the fair market value of such Disqualified Stock or Preferred Stock, as the case may be, such fair market value shall be determined in good faith by the Board of Directors of BMC and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. Unless specifically set forth above, the amount of Indebtedness of any Person at any date shall be the outstanding principal amount of all unconditional obligations as described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and the maximum liability of such Person, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations described above at such date. Notwithstanding the foregoing, Indebtedness shall not include any accrued obligations under Performance Compensation Agreements.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Initial Purchaser" means NatWest Capital Markets Limited.

          "Initial Securities" has the meaning set forth in the preamble to this Indenture.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2),
(3) or (7) under the Securities Act.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreement" means with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary.

          "Interest Record Date" means the record dates specified in the Securities, whether or not a Legal Holiday.

          "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts payable on the balance sheet of such Person) or other extension of credit (including by way of Guarantee or similar arrangement, but excluding any debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of Section 4.07, (i) "Investment" shall include the portion (proportionate to an Issuer's equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary of such Issuer at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, such Issuer shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to (x) such Issuer's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to such Issuer's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time that such Subsidiary is so redesignated a Restricted Subsidiary; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors of BMC and evidenced by a Board Resolution delivered to the Trustee.

          "Issue Date" means the date on which the Initial Securities are originally issued.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Managed Affiliate" means a Person at least 90% of the Capital Stock of which is owned, directly or indirectly, by Alan R. Brill; provided, however, that (i) such Person is engaged solely in a Permitted Business, (ii) such Person is a party to a Managed Affiliate Management Agreement and (iii) except in the case of TSB III, LLC and TSB IV, LLC, the business of such Person is acquired by Alan R. Brill, directly or indirectly, after the Issue Date.

          "Managed Affiliate Note" means any promissory notes of a Managed Affiliate, issued to an Issuer or a Restricted Subsidiary, each of which promissory notes shall (i) mature on a day no later than the third anniversary of the date of issuance thereof, (ii) become immediately due and payable upon (w) the default by such Managed Affiliate under the Managed Affiliate Management Agreement to which it is party or (x) the issuer thereunder ceasing to constitute a Managed Affiliate or (y) the acceleration of the Securities or (z) the bankruptcy, insolvency or reorganization of an Issuer and (iii) bear interest payable in cash no less often than semi-annually at a rate per annum no less than the rate of interest payable on the Securities. Each Managed Affiliate Note shall provide that the payment of any management fee by the relevant Manager Affiliate pursuant to any management agreement (other than a Managed Affiliate Management Agreement) with an Affiliate of an Issuer or such Managed Affiliate, shall be subordinated to the obligations of the relevant Managed Affiliate under such Managed Affiliate Note to the same extent as the obligations of the Issuers and the Subsidiary Guarantors under the Administrative Management Agreements are subordinated to the obligations of such Persons under the Securities and the Subsidiary Guarantees.

          "Managed Affiliate Management Agreement" means any agreement between a Restricted Subsidiary, on the one hand, and a Managed Affiliate, on the other hand, providing for the payment by such Managed Affiliate to one or more Restricted Subsidiaries of a cash management fee payable at least semi annually equal to a specified percentage of the excess cash flow of such Managed Affiliate as defined in such agreement.

          "Maturity Date" means December 15, 2007.

          "Media" has the meaning set forth in the preamble to this Indenture until a Successor replaces such Person in accordance with Article 5 hereof and thereafter means such Successor.

          "Media Cashflow" for any period means for any Person an amount equal to Consolidated EBITDA for such period plus interest income received in respect of the Managed Affiliate Notes during such period and the following to the extent deducted in calculating such Consolidated EBITDA
(i) management fees charged by BMCLP under the Administrative Management Agreements, (ii) expenses accruing under Performance Compensation Agreements , (iii) consulting fees payable in connection with acquisitions and (iv) fees paid under time brokerage agreements.

          "Member" means any Person who holds a membership interest in BMC.

          "Missouri Properties" means the radio stations KLIK-AM, KTXY-FM and KATI-FM serving Jefferson City, MO.

          "Moody's" means Moody's Investors Service, Inc., or its successors.

          "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets subject to such Asset Disposition) therefrom in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition,
(iii) all distributions and other payments required to be made to any Person owning a beneficial interest in assets subject to sale or minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition, (iv) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset
Disposition and retained by an Issuer or any Restricted Subsidiary of an Issuer after such Asset Disposition, provided, however, that upon any reduction in such reserves (other than to the extent resulting from payments of the respective reserved liabilities), Net Available Cash shall be increased by the amount of such reduction to reserves, and (v) any portion of the purchase price from an Asset Disposition placed in escrow (whether as a reserve for adjustment of the purchase price, for satisfaction of indemnities in respect of such Asset Disposition or otherwise in connection with such Asset Disposition); provided, however, that upon the termination of such escrow, Net Available Cash shall be increased by any portion of funds therein released to an Issuer or any Restricted Subsidiary.

          "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees or expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale.

          "Non-Recourse Debt" means Indebtedness (i) as to which neither an Issuer nor any Restricted Subsidiary (a) provides any guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable (as a guarantor, general partner or otherwise) and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of an Issuer or any Restricted Subsidiary to declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

          "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S of the Securities Act.

          "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Offering Memorandum" means the Offering Memorandum dated December 23, 1997, pursuant to which the Initial Securities were offered, and any supplements thereto.

          "Officer" means the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer or the Secretary of an Issuer (or, in the case of BMC, so long as it is a limited liability company or as partnership, of Brill Media Management, Inc., which is the manager of BMC).

          "Officers' Certificate" means a certificate signed by two Officers of an Issuer at least one of whom shall be the principal executive, financial or accounting officer of such Issuer.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee, and which complies, if applicable, with the provisions of Section 11.04 hereof. The counsel may be an employee of or counsel to an Issuer or the Trustee.

          "Performance Compensation Agreement" means any agreements between an Issuer or any Restricted Subsidiary and any executive officer of such Subsidiary pursuant to which such Subsidiary provides deferred compensation to such officer by crediting amounts (as determined under a formula set forth in such agreement) to an identified account for the benefit of such executive officer. Performance Compensation Agreements entered into after the Issue Date shall provide that no payment shall be required to be made by an Issuer or any Restricted Subsidiary thereunder if such payment is not permitted under this Indenture and that the Issuers' and the Restricted Subsidiaries' obligations to make payments thereunder shall be subordinated to (i) the obligations of the Issuers and the Subsidiary Guarantors under the Securities and the Subsidiary Guarantees and (ii) the obligations of the Issuers and the Subsidiary Guarantors under the Appreciation Notes and the Guarantees thereof.

          "Permitted Business" means any business which is the same as or related, ancillary or complementary to any of the businesses of the Issuers and their Restricted Subsidiaries on the date of this Indenture, as reasonably determined by the Board of Directors of BMC.

          "Permitted Investment" means an Investment by an Issuer or any of its Restricted Subsidiaries in (i) a Wholly-Owned Subsidiary of such Issuer; provided, however, that the primary business of such Wholly-Owned Subsidiary is a Permitted Business; (ii) another Person if as a result of such Investment such other Person becomes a Wholly-Owned Subsidiary of such Issuer or is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, such Issuer or a Wholly-Owned Subsidiary of such Issuer; provided, however, that in each case such Person's primary business is a Permitted Business; (iii) Temporary Cash Investments; (iv) receivables owing to such Issuer or any of its Restricted Subsidiaries, created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;
(vi) loans and advances to employees made in the ordinary course of business consistent with past practices of such Issuer or such Restricted Subsidiary in an aggregate amount outstanding at any one time not to exceed $250,000 to any one employee or $1.0 million in the aggregate; (vii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to such Issuer or any of its Restricted Subsidiaries or in satisfaction of judgments or claims; (viii) a Person engaged in a Permitted Business or a loan or advance by such Issuer the proceeds of which are used solely to make an investment in a Person engaged in a Permitted Business or a Guarantee by such Issuer of Indebtedness of any Person in which such Investment has been made provided, however, that no Permitted Investments may be made pursuant to this clause
(viii) to the extent the amount thereof would, when taken together with all other Permitted Investments made pursuant to this clause (viii), exceed
$5.0 million in the aggregate (plus, to the extent not previously reinvested, any return of capital realized on Permitted Investments made pursuant to this clause (viii), or any release or other cancellation of any Guarantee constituting such Permitted Investment); (ix) Persons to the extent such Investment is received by such Issuer or any Restricted Subsidiary as consideration for asset dispositions effected in compliance with Section 4.10; (x) prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of such Issuer and its Restricted Subsidiaries, (xi) the Managed Affiliate Notes; provided, however, that the aggregate principal amount thereof (including any Managed Affiliate Notes outstanding on the Issue Date) does not exceed $20 million at any time outstanding, (xii) loans to Unrestricted Subsidiaries; provided, however, that (1) no Default or Event of Default shall have occurred and be continuing at the time of the Incurrence thereof by the relevant Unrestricted Subsidiary or would occur as a consequence thereof and the Consolidated Unrestricted Subsidiary Advance Leverage Ratio would not be greater than 2.00 to 1.00, (2) such advances are senior to all other Indebtedness of the relevant Unrestricted Subsidiary other than Capitalized Lease Obligations, mortgage financing or purchase money obligations outstanding on the date on which such Unrestricted Subsidiary was acquired, directly or indirectly, by such Issuer or the date such Subsidiary was designated an Unrestricted Subsidiary (other than Indebtedness Incurred in anticipation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Unrestricted Subsidiary became a Subsidiary or was otherwise acquired by such Issuer or was designated as an Unrestricted Subsidiary) and (3) such Unrestricted Subsidiary is engaged primarily in a Permitted Business; and (xiii) Investments in connection with pledges, deposits, payments or performance bonds made or given in the ordinary course of business in connection with or to secure statutory, regulatory or similar obligations, including obligations under health, safety or environmental obligations.

          "Permitted Liens" means: (i) pledges or deposits by an Issuer or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws, other types of social security benefits or similar legislation, or good faith deposits in connection with bids, tenders or contracts (other than for the payment of Indebtedness) or leases to which an Issuer or any Restricted Subsidiary is a party, or deposits to secure public or statutory obligations or deposits of cash or United States government bonds to secure surety or appeal bonds to which an Issuer or any Restricted Subsidiary is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred by an Issuer or any Restricted Subsidiary in the ordinary course of business consistent with past practice;
(ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due from an Issuer or any Restricted Subsidiary or being contested in good faith by appropriate proceedings by an Issuer or any Restricted Subsidiary, as the case may be, or other Liens arising out of judgments or awards against an Issuer or any Restricted Subsidiary with respect to which such Issuer or such Restricted Subsidiary, as the case may be, will then be prosecuting an appeal or other proceedings for review; (iii) Liens for property taxes or other taxes, assessments or governmental charges of an Issuer or any Restricted Subsidiary not yet due or payable or subject to penalties for nonpayment or which are being contested by such Issuer or such Restricted Subsidiary, as the case may be, in good faith by appropriate proceedings; (iv) Liens in favor of issuers of performance bonds and surety bonds issued pursuant to clause (b)(v) of
Section 4.09; (v) survey exceptions, encumbrances, easements or, reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes or zoning or other restrictions as to the use of real property of an Issuer or any Restricted Subsidiary incidental to the ordinary course of conduct of the business of such Issuer or such Restricted Subsidiary or as to the ownership of properties of such Issuer or any Restricted Subsidiary, which, in either case, were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Issuer or any Restricted Subsidiary; (vi) Liens to secure Indebtedness permitted under clause (b)(i) of Section 4.09; (vii) Liens outstanding immediately after the Issue Date as set forth on Schedule II to this Indenture (and not otherwise permitted by clause (vi)); (viii) Liens on property, assets or shares of stock of any Restricted Subsidiary at the time such Restricted Subsidiary became a Subsidiary of an Issuer; provided, however, that (A) if any such Lien has been Incurred in anticipation of such transaction, such property, assets or shares of stock subject to such Lien will have a fair market value at the date of the acquisition thereof not in excess of the lesser of (1) the aggregate purchase price paid or owed by such Issuer in connection with the acquisition of such Restricted Subsidiary and (2) the fair market value of all property and assets of such Restricted Subsidiary and (B) any such Lien will not extend to any other assets owned by such Issuer or any Restricted Subsidiary; (ix) Liens on property or assets at the time an Issuer or any Restricted Subsidiary acquired such assets, including any acquisition by means of a merger or consolidation with or into such Issuer or such Restricted Subsidiary; provided, however, that (A) if any such Lien is Incurred in anticipation of such transaction, such property or assets subject to such Lien will have a fair market value at the date of the acquisition thereof not in excess of the lesser of the aggregate purchase price paid or owed by such Issuer or such Restricted Subsidiary in connection with the acquisition thereof and of any other property and assets acquired simultaneously therewith and (2) the fair market value of all such property and assets acquired by such Issuer or such Restricted Subsidiary and (B) any such Lien will not extend to any other property or assets owned by such Issuer or any Restricted Subsidiary;
(x) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to an Issuer or a Wholly Owned Subsidiary; (xi) Liens to secure any extension, renewal, refinancing, replacement or refunding (or successive extensions, renewals, refinancings, replacements or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in any of clauses (vii), (viii) and (ix); provided, however, that any such Lien will be limited to all or part of the same property or assets that secured the original Lien (plus improvements on such property) and the aggregate principal amount of Indebtedness that is secured by such Lien will not be increased to an amount greater than the sum of (A) the outstanding principal amount, or, if greater, the committed amount, of the Indebtedness described under clauses (vii), (viii) and (ix) at the time the original Lien became a Permitted Lien under this Indenture and (B) an amount necessary to pay any premiums, fees and other expenses Incurred by such Issuer in connection with such refinancing, refunding, extension, renewal or replacement; (xii) Liens on property or assets of an Issuer securing Interest Rate Agreements and Currency Agreements permitted under Section 4.09, so long as the related Indebtedness is secured by a Lien on the same property securing the relevant Interest Rate Agreement or Currency Agreement; (xiii) Liens on property or assets of an Issuer or any Restricted Subsidiary securing Indebtedness under Sale/Leaseback Transactions permitted under Section 4.16; provided, however, that (A) the amount of Indebtedness Incurred in any specific case does not, at the time such Indebtedness is Incurred, exceed the lesser of the cost or fair market value of the property or asset subject to such Sale/Leaseback Transaction, (B) such Lien will attach to such property or asset upon commencement of such Sale/Leaseback Transaction and (C) no property or asset of such Issuer or any Restricted Subsidiary (other than the property subject to such Sale/Leaseback Transaction) are subject to any Lien securing such Indebtedness; and (xiv) Liens securing Indebtedness permitted to be secured pursuant to the proviso to clause (ii) of paragraph (a) of Section 4.09.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "Public Equity Offering" means underwritten public offerings or quotations or placements of Capital Stock of an Issuer (other than Disqualified Stock) which has been registered with the Commission under the Securities Act.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Refinancing Indebtedness" means Indebtedness that refunds, refinances, replaces, renews, repays or extends (including pursuant to any defeasance or discharge mechanism) (collectively, "refinances," and "refinanced" shall have a correlative meaning) any Indebtedness existing on the date of this Indenture or Incurred in compliance with this Indenture (including Indebtedness of an Issuer that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however; that (i) the Refinancing Indebtedness has a Stated Maturity no earlier than the earlier of (A) the first anniversary of the Stated Maturity of the Securities and (B) Stated Maturity of the Indebtedness being refinanced,
(ii) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the lesser of (A) the Average Life of the Securities and (B) the Average Life of the Indebtedness being refinanced, and (iii) the Refinancing Indebtedness is in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to (or 101% of, in the case of a refinancing of the Securities in connection with a Change of Control) or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus the amount of any premium required to be paid in connection therewith and reasonable fees and expenses therewith); provided, however, that if the Indebtedness being refinanced is Existing Indebtedness which was a purchase money obligation, mortgage or Capital Lease, the Refinancing Indebtedness is an aggregate principal amount that is equal to or less than the lesser of the original principal amount of such Existing Indebtedness and the fair market value (determined on the date of such Refinancing Indebtedness is Incurred) of the personal property securing such Existing Indebtedness or the personal property of similar nature and quality replacing such personal property; provided, further, that Refinancing Indebtedness shall not include Indebtedness of a Subsidiary which refinances Indebtedness of an Issuer.

          "Registration Rights Agreement" means the Registration Rights Agreement dated December 30, 1997 among the Issuers, the Subsidiary Guarantors and the Initial Purchaser for the benefit of themselves and the Securityholders, as the same may be amended or modified from time to time in accordance with the terms thereof.

          "Related Brill Party" means (A) the spouse or immediate family member of Alan R. Brill or (B) any trust, corporation, partnership or other entity, the beneficiaries, shareholders, partners, members, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Alan R. Brill and/or such other Persons referred to in the immediately preceding clause (A).

          "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Investment" means any Investment other than a Permitted Investment.

          "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act.

          "Restricted Subsidiary" means any Subsidiary of the Issuer other than an Unrestricted Subsidiary.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc, or its successors.

          "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby an Issuer or a Restricted Subsidiary transfers such property to a Person and such Issuer or a Subsidiary of such Issuer leases it from such Person.

          "Securities" means the Initial Securities and the Exchange Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Securityholder" or "Holder" means a registered holder of one or more Securities.

          "Senior Indebtedness" means all Indebtedness of an Issuer and its Restricted Subsidiaries other than Subordinated Obligations.

          "Senior Secured Indebtedness" means Indebtedness of an Issuer and its Restricted Subsidiaries which is secured by a Lien; provided, however, that for purposes of the Consolidated Senior Secured Leverage Ratio, the full amount of Senior Secured Indebtedness permitted to be outstanding under clause (i) of paragraph (b) of Section 4.09 shall be deemed to be outstanding.

          "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of an Issuer within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision.

          "Subordinated Obligation" means any Indebtedness of an Issuer or a Restricted Subsidiary (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Securities and the Subsidiary Guarantees pursuant to a written agreement.

          "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary shall refer to a Subsidiary of an Issuer.

          "Subsidiary Guarantee" means the Guarantee of the Securities by a Subsidiary Guarantor.

          "Subsidiary Guarantor" means each Subsidiary of an Issuer on the Issue Date and each newly organized or acquired Restricted Subsidiary that executes and delivers a supplemental indenture pursuant to Section 10.07.

          "Tax Allowance Amount" means, with respect to any Member, for any calendar quarter, (i) forty percent (40%) of the excess of (a) the estimated taxable income allocable to such Member arising from its ownership of an interest in BMC for the fiscal year through such calendar quarter over (b) any losses of BMC for prior fiscal years and such fiscal year that are allocable to such Member that were not previously utilized in the calculation of Tax Allowance Amounts for any period minus (ii) prior distributions of Tax Allowance Amounts for such fiscal year, all as determined by the Accountants in good faith. The amount so determined by the Accountants shall be the Tax Allowance Amount for such period and shall be final and binding on all Members.

          "Temporary Cash Investments" means any of the following: (i) any Investment in direct obligations of the United States of America or any agency thereof or obligations Guaranteed by the United States of America or any agency thereof, (ii) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 365 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital surplus and undivided profits aggregating in excess of $250 million (or the foreign currency equivalent thereof) and whose long-term debt, or whose parent holding company's long-term debt, is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act), (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 365 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Issuer) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (v) Investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's and (vi) Investments in mutual funds whose investment guidelines restrict such funds' investments to those satisfying the provisions of clauses (i) through (v) above.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.03 hereof; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Transaction Date" means, with respect to the Incurrence of any Indebtedness by an Issuer or any of its Subsidiaries, the date such Indebtedness is to be Incurred.

          "Trustee" means United States Trust Company of New York, a banking corporation organized and existing under the laws of the State of New York, until a successor replaces it in accordance with Article 7 and thereafter means the successor serving hereunder.

          "Unrestricted Subsidiary" means (i) any Subsidiary of an Issuer that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of such Issuer in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of an Issuer may designate any Subsidiary of such Issuer (including any newly acquired or newly formed Subsidiary of such Issuer) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, an Issuer or any Restricted Subsidiary of an Issuer that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that each Subsidiary to be so designated and each of its Subsidiaries has not at the time of such designation, and does not thereafter create, Incur, issue, assume, Guarantee or otherwise becomes liable with respect to any Indebtedness other than Non-Recourse Debt and either (A) the Subsidiary to be so designated has total consolidated assets of $10,000 or less or (B) if such Subsidiary has consolidated assets greater than $10,000, then such designation would be permitted under
Section 4.07. The Board of Directors of an Issuer may designate any Unrestricted Subsidiary to be a Restricted Subsidiary subject to the limitations contained in Section 4.17.

          "Unrestricted Subsidiary Advance" means loans made by an Issuer and its Restricted Subsidiaries to Unrestricted Subsidiaries.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

          "Wholly-Owned Subsidiary" means a Restricted Subsidiary of an Issuer, at least 95% of the Capital Stock of which (other than directors' qualifying shares) is owned by such Issuer or another Wholly-Owned Subsidiary.

SECTION 1.02.  OTHER DEFINITIONS.

                                                                   Defined in
Term                                                                 Section

"actual knowledge". . . . . . . . . . . . . . . . . . . . . . . . . . .7.02
"Affiliate Transaction" . . . . . . . . . . . . . . . . . . . . . . . .4.11
"Agent Members" . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.16
"Asset Disposition Offer" . . . . . . . . . . . . . . . . . . . . . . .3.09
"Asset Swap". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.10
"Bankruptcy Law". . . . . . . . . . . . . . . . . . . . . . . . . . . .6.01
"Change of Control Purchase Price". . . . . . . . . . . . . . . . . . .4.14
"covenant defeasance option". . . . . . . . . . . . . . . . . . . . . .8.01
"Custodian" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6.01
"Declaration" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6.02
"Default Amount". . . . . . . . . . . . . . . . . . . . . . . . . . . .6.02
"Designation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.17
"Designated Amount" . . . . . . . . . . . . . . . . . . . . . . . . . .4.17
"Event of Default". . . . . . . . . . . . . . . . . . . . . . . . . . .6.01
"Excess Proceeds" . . . . . . . . . . . . . . . . . . . . . . . . . . .4.10
"Funding Guarantor" . . . . . . . . . . . . . . . . . . . . . . . . . 10.05
"Global Note" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.01
"Guaranteed Obligations". . . . . . . . . . . . . . . . . . . . . . . 10.01
"judgment default provision". . . . . . . . . . . . . . . . . . . . . .6.01
"legal defeasance option" . . . . . . . . . . . . . . . . . . . . . . .8.01
"Legal Holiday" . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.07
"Notice of Default" . . . . . . . . . . . . . . . . . . . . . . . . . .6.01
"Offer Amount". . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.09
"Offer Period". . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.09
"Offshore Physical Securities". . . . . . . . . . . . . . . . . . . . .2.01
"Paying Agent". . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.03
"Payment Default" . . . . . . . . . . . . . . . . . . . . . . . . . . .6.01
"Physical Securities" . . . . . . . . . . . . . . . . . . . . . . . . .2.01
"Private Placement Legend". . . . . . . . . . . . . . . . . . . . . . .2.15
"Purchase Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.09
"Registrar" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.03
"Restricted Payment". . . . . . . . . . . . . . . . . . . . . . . . . .4.07
"Revocation". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.17
"Successor Company" . . . . . . . . . . . . . . . . . . . . . . . . . .5.01
"U.S. Physical Securities". . . . . . . . . . . . . . . . . . . . . . .2.01

SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities and the Subsidiary Guarantees;

          "indenture security holder" means a Securityholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Securities means the Issuer, the Guarantors and any successor obligor upon the Securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.04.  RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

          (i)   a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (iii) "or" is not exclusive;

          (iv) words in the singular include the plural, and in the plural include the singular; and

          (v)   provisions apply to successive events and transactions.

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01.  FORM AND DATING.

          The Initial Securities, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Exchange Securities, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or Depository rule or usage. The Issuers, the Subsidiary Guarantors and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the forms of the Securities and the Subsidiary Guarantees, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuers, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global notes in registered form, in substantially the form set forth in Exhibit A (the "Global Note"), deposited with the Trustee, as custodian for the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

          Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Offshore Physical Securities"). Securities offered and sold in reliance on any other exemption from registration under the Securities Act other than as described in the preceding paragraph shall be issued, and Securities offered and sold in reliance on Rule 144A may be issued, in the form of permanent certificated Securities in registered form, in substantially the form set forth in Exhibit A (the "U.S. Physical Securities"). The Offshore Physical Securities and the U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities".

SECTION 2.02.  EXECUTION AND AUTHENTICATION.

          (a) Two Officers of each Issuer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall sign the Securities for such Issuer by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. Each Subsidiary Guarantor shall execute a Subsidiary Guarantee in the manner set forth in Section 10.02.

          (b) A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

          (c) The Trustee shall authenticate (i) Initial Securities for original issue in the aggregate principal amount not to exceed
$105,000,000, and (ii) Exchange Securities from time to time for issue only in exchange for a like principal amount of Initial Securities, in each case upon receipt of a written order of the Issuers.

          (d) The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuers or an Affiliate.

SECTION 2.03.  REGISTRAR AND PAYING AGENT.

          (a) The Issuers shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New
York) where (i) Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) Securities may be presented for payment ("Paying Agent") and (iii) notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers shall notify the Trustee and the Trustee shall notify the Securityholders of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. An Issuer or any

Subsidiary Guarantor may act as Paying Agent, Registrar or co-registrar. The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuers shall notify the Trustee of the name and address of any such Agent. If the Issuers fail to maintain a Registrar or Paying Agent, or fail to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

          (b) The Issuers initially appoint the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

          The Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities, and shall notify the Trustee of any Default by the Issuers, any of the Subsidiary Guarantors or any other obligor on the Securities in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers, the Subsidiary Guarantors or any other obligor on the Securities at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary Guarantor) shall have no further liability for the money delivered to the Trustee. If an Issuer, any Subsidiary Guarantor or any other obligor on the Securities acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

SECTION 2.05.  SECURITYHOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, including the aggregate principal amount of the Securities held by each thereof, and the Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall otherwise comply with TIA
Section 312(a).

SECTION 2.06.  TRANSFER AND EXCHANGE.

          (a) Where Securities are presented to the Registrar or a co-registrar with a request to register the transfer thereof or exchange them for an equal principal amount of Securities of other denominations, the Registrar shall, subject to Section 2.17, register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Securityholder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Issuers shall issue and the Trustee shall authenticate Securities at the Registrar's request.

          (b) The Issuers shall not be required (i) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer or exchange of a Security between the Interest Record Date and the next succeeding Interest Payment Date.

          (c) No service charge shall be made for any registration of a transfer or exchange (except as otherwise expressly permitted herein), but the Issuers may require payment by the Securityholder of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.06 or 9.05 hereof).

          (d) Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

SECTION 2.07.  REPLACEMENT SECURITIES.

          (a) If any mutilated Security is surrendered to the Trustee, or the Issuers and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the

Issuers shall issue and the Trustee, upon receipt by it of the written order of the Issuers signed by two Officers of each of the Issuers, shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Subsidiary Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Issuers and the Trustee may charge a Securityholder for reasonable out-of-pocket expenses in replacing a Security.

          (b) Every replacement Security is an obligation of each of the Issuers and each of the Subsidiary Guarantors.

SECTION 2.08.  OUTSTANDING SECURITIES.

          (a) The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by the Issuers or by the Trustee, those delivered to the Trustee for cancellation and those described in this Section as not outstanding.

          (b) If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          (c) If the principal amount of any Security is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          (d) Subject to Section 2.09 hereof, a Security does not cease to be outstanding because an Issuer or an Affiliate of an Issuer or a Subsidiary Guarantor holds the Security.

SECTION 2.09.  TREASURY SECURITIES.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by an Issuer, a Subsidiary Guarantor, or any of their respective Affiliates shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer knows to be so owned shall be so considered.

SECTION 2.10.  TEMPORARY SECURITIES.

          Until definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers, the Subsidiary Guarantors and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee, upon receipt of the written order of the Issuers signed by two Officers of each of the Issuers, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

SECTION 2.11.  CANCELLATION.

          The Issuers at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities, if not already cancelled, surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Securities (subject to the record retention requirement of the Exchange Act), and deliver certification of their destruction to the Issuers, unless by a written order, signed by two Officers of each of the Issuers, the Issuers shall direct that cancelled Securities be returned to them. The Issuers may not issue new Securities to replace Securities that they have redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.  DEFAULTED INTEREST.

          If the Issuers default in a payment of interest on the Securities, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Securityholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Securities and in Section 4.01 hereof. The Issuers shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Issuers (or the Trustee, in the name of and at the expense of the Issuers) shall mail to Securityholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13.  CUSIP NUMBER.

          The Issuers in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Securityholders; provided, however, that no representation shall be deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Issuers shall promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.14.  DEPOSIT OF MONEYS.

          Prior to 11:00 a.m. New York City time on each Interest Payment Date and Maturity Date, the Issuers shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Securityholders on such Interest Payment Date or Maturity Date, as the case may be.

SECTION 2.15.  RESTRICTIVE LEGENDS.

          Each Global Note and Physical Security that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") unless otherwise agreed by the Issuers and the Securityholder thereof:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES
     ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO

     SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO AN ISSUER THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS HEREOF THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE FROM THE INITIAL PURCHASER OF THIS NOTE SHALL NOT BE PERMITTED TO TRANSFER THIS NOTE TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE

     ISSUERS HEREOF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          Each Global Note shall also bear the following legend on the face thereof:

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY

     CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 2.16.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

          (a) The Global Note initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Section 2.15.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Note, and the Depository may be treated by the Issuers, the Trustee and any agent of an Issuer or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of an Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Transfers of the Global Note shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interest of beneficial owners in the Global Note may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.17. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Note if (i) the Depository notifies the Issuers that it is unwilling or unable to continue as Depository for the Global Note and a successor depository is not appointed by the Issuer within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository or the Trustee to issue Physical Securities.

          (c) In connection with any registration of transfer or exchange of a portion of the beneficial interest in the Global Note to beneficial owners pursuant to paragraph (b) above, the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the beneficial interest in the Global Note to be transferred, and the Issuers shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d) In connection with the registration of transfer of the entire Global Note to beneficial owners pursuant to paragraph (b), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in the Global Note pursuant to paragraph (b) or (c) above shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 2.17, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in
Section 2.15.

          (f) The Holder of the Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Securityholder is entitled to take under this Indenture or the Securities.

SECTION 2.17.  SPECIAL TRANSFER PROVISIONS.

          (a) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

          (i) the Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after December 30, 1999 or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S.Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

          (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph
     (i) above and (y) instructions given in accordance with the Depository's and the Registrar's procedures, (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and (b) the Issuer shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

          (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

          (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been effected in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Issuers and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that any such account is a QIB within the meaning of Rule 144A, and it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Note, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note in an amount equal to principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (c) Private Placement Legend. Upon the registration of the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless
(i) the circumstance contemplated by paragraph (a)(i)(x) of this Section 2.17 exists or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Registrar shall retain for at least two years copies of all letters, notices and other written communications received pursuant to
Section 2.16 or this Section 2.17. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

SECTION 2.18.  PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer and subject to Section 2.12, the Issuers, the Trustee, any Paying Agent, any Registrar and any co-registrar shall treat the Person in whose name any Security shall be registered upon the register of Securities kept by the Registrar as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Issuers, any Registrar or any co-registrar) for the purpose of receiving payments of principal of or interest on such Security and for all other purposes; and none of the Issuers, the Trustee, any Paying Agent, any Registrar or any co-registrar shall be affected by any notice to the contrary.

SECTION 2.19.  ALLOCATION OF PURCHASE PRICE.

          Based on their estimate of the relative fair market values of the Securities and the Appreciation Notes, the Issuers agree that of the initial purchase price of $922.0 for each $1,000 of principal amount of Securities, the Issuers agree that they shall treat for U.S. federal income tax purposes $899.63 of such initial purchase price as allocable to the Securities and $22.37 as allocable to the Appreciation Notes.

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.01.  NOTICES TO TRUSTEE.

          (a) If the Issuers elect to redeem Securities pursuant to the optional redemption provisions of Section 3.07 hereof, they shall furnish to the Trustee, at least 45 days (unless a shorter period is acceptable to the Trustee) but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Securities to be redeemed and (iv) the redemption price.

          (b) If the Issuers are required to make an offer to purchase Securities pursuant to the provisions of Sections 3.09 or 4.14 hereof, they shall furnish to the Trustee at least 30 days but not more than 60 days before a purchase date an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the offer to purchase shall occur, (ii) the proposed purchase date, (iii) the maximum principal amount of Securities to be purchased , (iv) the purchase price and (v) further setting forth a statement to the effect that (a) an Issuer or one of its Subsidiaries has effected an Asset Disposition and the conditions set forth in Section 4.10 have been satisfied or (b) a Change of Control has occurred and the conditions set forth in Section 4.14 have been satisfied, as applicable.

SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED.

          (a) If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed among the Securityholders on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any); provided, however, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portion thereof for redemption shall be made by the Trustee only on a pro rata basis to the extent practicable, unless such method is otherwise prohibited. In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

          (b) The Trustee shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities may be redeemed in part in multiples of $1,000 principal amount only. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.


SECTION 3.03.  NOTICE OF REDEMPTION.

          (a) At least 30 days before a redemption date, the Issuers shall mail a notice of redemption by first class mail, postage prepaid to each Holder whose Securities are to be redeemed at the last address for such Holder then shown on the registry books.

          The notice shall identify the Securities to be redeemed and shall state:

          (i)  the redemption date;

          (ii) the redemption price;

          (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued;

          (iv) the name and address of the Paying Agent;

          (v) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (vi) that, unless the Issuers default in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date;

          (vii) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

          (viii) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption.

          (b) At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' names and at the Issuers' expense; provided, however, that the Issuers shall have delivered to the Trustee at least 45 days (unless a shorter period is acceptable to the Trustee) prior to the proposed redemption date an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with Section
3.03 hereof, Securities called for redemption become due and payable on the redemption date at the redemption price plus accrued and unpaid interest, if any.

SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.

          (a) Prior to 11:00 a.m., New York City time, on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

          (b) On and after the redemption date, interest ceases to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an Interest Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.01 hereof.

SECTION 3.06.  SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is redeemed in part, the Issuers shall issue and the Trustee shall authenticate for the Securityholder at the expense of the Issuers a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07.  OPTIONAL REDEMPTION.

          (a) Except as provided in Section 3.07(b), the Securities will not be redeemable at the option of the Issuers prior to December 15, 2002. On and after such date, the Securities will be redeemable, at the Issuers' option, in whole or in part, at the following redemption prices (expressed in percentages of principal amount), if redeemed during the 12-month period commencing on December 15th of the years set forth below, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date):

                                               Redemption
              Period                              Price
              ------                           ----------
              2002........................     106.00%
              2003........................     104.00%
              2004........................     102.00%
              2005 and thereafter.........     100.000%

          (b) In the event of the sale by either Issuer prior to December 15, 2000 of its Capital Stock (other than Disqualified Stock) in one or more Public Equity Offerings the Net Cash Proceeds of which are at least $25.0 million in the aggregate, the Issuers may, at their option, use the Net Cash Proceeds of such sale or sales of Capital Stock to redeem up to 25% of the aggregate principal amount of the Securities at a redemption price in the case of a redemption date prior to December 15, 1999, equal to 112.0% of the Accreted Value thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) and for any redemption date on or after December 15, 1999, at a redemption price equal to 112.0% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least $79.0 million. In order to effect the foregoing redemption with the proceeds of any such sale of Capital Stock, the Issuers shall make such redemption not more than 90 days after the consummation of any such sale or sales of Capital Stock.

SECTION 3.08.  MANDATORY REDEMPTION.

          The Issuers are not required to make mandatory redemption or sinking fund payments with respect to the Securities.

SECTION 3.09.  OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

          (a) In the event that, pursuant to Section 4.10 hereof, the Issuers shall commence an offer to all Securityholders to purchase Securities (an "Asset Disposition Offer"), they shall follow the procedures specified below:

          (i) The Asset Disposition Offer shall remain open for a period of 30 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Securities required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Securities tendered in response to the Asset Disposition Offer.

          (ii) If the Purchase Date is on or after a Interest Record Date and on or before the related Interest Payment Date, any accrued interest shall be paid to the Person under whose name a Security is registered at the close of business on such Interest Record Date, and no additional interest shall be payable to Holders who tender Securities pursuant to the Asset Disposition Offer.

          (iii) Upon the commencement of any Asset Disposition Offer, the Issuers shall send, by first class mail, a notice to each Securityholder, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Asset Disposition Offer. The notice, which shall govern the terms of the Asset Disposition Offer, shall state:

               (1) that the Asset Disposition Offer is being made pursuant to this Section 3.09 and Section 4.10 hereof and the length of time the Asset Disposition Offer shall remain open;

               (2) the Offer Amount, the purchase price and the Purchase
          Date;

               (3) that any Security not tendered or accepted for payment shall continue to accrue interest;

               (4) that any Security accepted for payment pursuant to the Asset Disposition Offer shall cease to accrue interest after the Purchase Date;

               (5) that Holders electing to have a Security purchased pursuant to any Asset Disposition Offer shall be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Purchase" on the reverse of the Security completed, to the Issuers, a depositary, if appointed by the Issuers, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

               (6) that Holders shall be entitled to withdraw their election if the Issuers, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

               (7) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

               (8) that Holders whose Securities were purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (iv) On or before the Purchase Date, the Issuers shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Securities or portions thereof tendered pursuant to the Asset Disposition Offer or, if less than the Offer Amount has been tendered, all Securities or portions thereof tendered, and deliver to the Trustee an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.09. The Issuers, depositary or Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase
     Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Security tendered by such Holder and accepted by the Issuers for purchase, and the Issuers shall promptly issue a new Security, and the Trustee shall authenticate and mail or deliver such new Security to such Holder equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Asset Disposition Offer on the Purchase Date.

          (b) Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.


                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01.  PAYMENT OF SECURITIES.

          (a) The Issuers shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than an Issuer or a Subsidiary Guarantor, holds as of 11:00 a.m. New York City time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Such Paying Agent shall return to the Issuers, no later than five days following the date of payment, any money (including accrued interest paid by the Issuers) that exceeds such amount of principal, premium, if any, and interest paid on the Securities.

          (b) The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Securities to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy
Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

          (a) The Issuers shall maintain in the Borough of Manhattan, in the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Issuers shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          (b) The Issuers may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, in the City of New York for such purposes. The Issuers shall give prior written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          (c) The Issuers hereby designate the Corporate Trust Office of the Trustee as one such office or agency of the Issuers in accordance with
Section 2.03.

SECTION 4.03.  SEC REPORTS.

          (a) Upon consummation of the Exchange Offer and the issuance of the Exchange Securities, each Issuer and each Subsidiary Guarantor (at its own expense) shall file with the Commission and shall furnish to the Trustee and each Securityholder within 15 days after it files them with the Commission copies of the quarterly and annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) to be filed pursuant to Section 13 or 15(d) of the Exchange Act (without regard to whether either of the Issuers is subject to the requirements of such Section 13 or 15(d) of the Exchange Act). Notwithstanding the foregoing, in the event that the Issuers are not required to file such reports with the Commission pursuant to the Exchange Act, the Issuers will nevertheless deliver such Exchange Act information to the Holders of the Securities within 15 days after it would have been required to file it with the Commission. Upon qualification of this Indenture under the TIA, the Issuers and each of the Subsidiary Guarantors shall also comply with the provisions of TIA Section 314(a).

          (b) At the Issuers' expense, each Issuer and each of the Subsidiary Guarantors, as applicable, shall cause an annual report if furnished by it to stockholders generally and each quarterly or other financial report if furnished by it to stockholders generally to be filed with the Trustee and mailed to the Securityholders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing or furnishing to stockholders.

          (c) Each Issuer and each of the Subsidiary Guarantors shall provide to any Securityholder any information reasonably requested by such Securityholder concerning the Issuers and the Subsidiary Guarantors (including financial statements) necessary in order to permit such Securityholder to sell or transfer Securities in compliance with Rule 144A under the Securities Act.

SECTION 4.04.  COMPLIANCE CERTIFICATES.

          (a) Each of the Issuers and each Subsidiary Guarantor shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of such Issuer and its Subsidiaries or such Subsidiary Guarantor and its Subsidiaries, as the case may be, during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its Obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto).

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of (x) the Issuers' independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that either Issuer has violated any provisions of Article 4, 5 or 6 of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation and (y) if any Restricted Subsidiary's or Subsidiary Guarantor's financial statements are not prepared on a consolidated basis with the applicable Issuer's, such Restricted Subsidiary's or Subsidiary Guarantor's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that any of the Restricted Subsidiaries or Subsidiary Guarantors is in Default under this Indenture or, if any such Default has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

          (c) Each Issuer and each of the Subsidiary Guarantors shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of (i) any Default or Event of Default or (ii) any event of default under any other mortgage, indenture or instrument to which either Issuer or a Restricted Subsidiary is a party, an Officers' Certificate specifying such Default, Event of Default or event of default and what action such Issuer or such Subsidiary Guarantor, as the case may be, is taking or proposes to take with respect thereto.

          (d) Each Issuer and each of the Subsidiary Guarantors shall also comply with TIA Section 314(a)(4).

SECTION 4.05.  TAXES.

          Each Issuer and each of the Subsidiary Guarantors shall pay, and shall cause each of their respective Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

SECTION 4.06.  STAY, EXTENSION AND USURY LAWS.

          Each of the Issuers and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture (including, but not limited to, the payment of the principal of or interest on the Securities); and each Issuer and each Subsidiary Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.  LIMITATION ON RESTRICTED PAYMENTS.

          (a) The Issuers shall not, and shall not permit any of their Restricted Subsidiaries, directly or indirectly, to (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving an Issuer or any of its Restricted Subsidiaries) except (A) dividends or distributions payable in its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock and (B) dividends or distributions payable to an Issuer or a Restricted Subsidiary of an Issuer which holds any equity interest in the paying Restricted Subsidiary (and if the Restricted Subsidiary paying the dividend or making the distribution is not a Wholly-Owned Subsidiary, to its other holders of Capital Stock on a pro rata basis), (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of an Issuer held by Persons other than a Wholly-Owned Subsidiary of an Issuer or any Capital Stock of a Restricted Subsidiary of an Issuer held by any Affiliate of such Issuer, other than a Wholly-Owned Subsidiary (in either case, other than in exchange for its Capital Stock (other than Disqualified Stock)), (iii) purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in

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anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition), (iv) make any Investment (other than a Permitted Investment) in any Person, (v) make any payment under any Performance Compensation Agreement or (vi) make any payment to Alan R. Brill (including under a Performance Compensation Agreement or in his capacity as an employee of the Issuer or any Subsidiary) except for reimbursement for advances or other out-of-pocket costs and expenses incurred in the ordinary course of business (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement, Investment or payment as described in preceding clauses (i) through (vi) being referred to as a "Restricted Payment"); if at the time the Issuer or such Restricted Subsidiary makes such Restricted Payment:

          (1) a Default shall have occurred and be continuing (or would result therefrom); or

          (2) the Issuers are not able to incur an additional $1.00 of Indebtedness pursuant to paragraph (a) (ii) of Section 4.09; or

          (3) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made subsequent to the Issue Date would exceed the sum of (A) 50% of (x) the Consolidated Net Income accrued during the period (treated as one accounting period) from the first day of the fiscal quarter beginning on or after the Issue Date to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment as to which financial results are available (but in no event ending more than 135 days prior to the date of such Restricted Payment) (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit) less (y) the aggregate amount of Restricted Payments made pursuant to clause (v) of paragraph (b); (B) the aggregate Net Cash Proceeds received by the Issuer from the issue or sale of its Capital Stock (other than Disqualified Stock) or other capital contributions subsequent to the Issue Date (other than net proceeds received from an issuance or sale of such Capital Stock to (x) a Subsidiary of an Issuer, (y) an employee stock ownership plan or similar trust or (z) management employees of an Issuer or any Subsidiary of an Issuer (other than sales of Capital Stock (other than Disqualified Stock) to management employees of an Issuer pursuant to bona fide employee stock option plans of such Issuer); provided, however, that the value of any non-cash net proceeds shall be as determined by the Board of Directors of such Issuer in good faith, except that in the event the value of any non-cash net proceeds shall be $1.0 million or more, the value shall be as determined in writing by an independent investment banking firm of nationally recognized standing; (C) the amount by which Indebtedness of an Issuer is reduced

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

     on such Issuer's balance sheet upon the conversion or exchange (other than by a Restricted Subsidiary of such Issuer) subsequent to the Issue Date of any Indebtedness of such Issuer convertible or exchangeable for Capital Stock (other than Disqualified Stock) of such Issuer (less the amount of any cash, or other property, distributed by such Issuer upon such conversion or exchange); and (D) the amount equal to the net reduction in Investments (other than Permitted Investments) made after the Issue Date by an Issuer or any of its Restricted Subsidiaries in any Person resulting from (i) repurchases or redemptions of such Investments by such Person, proceeds realized upon the sale of such Investment to an unaffiliated purchaser, repayments of loans or advances or other transfers of assets by such Person to the Issuer or any Restricted Subsidiary of an Issuer or (ii) the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investment") not to exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously included in the calculation of the amount of Restricted Payments; provided, however, that no amount shall be included under this clause (D) to the extent it is already included in Consolidated Net Income.

     (b)  The provisions of paragraph (a) shall not prohibit:

               (i) any purchase or redemption of Capital Stock or Subordinated Obligations (including, without limitation, the Appreciation Notes) of the Issuers made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Issuers (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary, an employee stock ownership plan or similar trust or management employees of the Issuers or any Subsidiary of the Issuers); provided, however, that (A) such purchase or redemption shall be excluded in the calculation of the aggregate amount of Restricted Payments for purposes of clause (3) of paragraph (a) and (B) the Net Cash Proceeds from such sale shall be excluded in the calculation of the amount of aggregate Net Cash Proceeds from clause (3) (B) of paragraph (a);

               (ii) any purchase or redemption of Subordinated Obligations of the Issuers made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations of the Issuers in compliance with the Section 4.09; provided, however, that such purchase or redemption shall be excluded in the calculation of the aggregate amount of Restricted Payments for purposes of clause (3) of paragraph (a);

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

               (iii) any purchase or redemption of Subordinated
          Obligations from Net Available Cash to the extent permitted under
          Section 4.10 below; provided, however, that such purchase or redemption shall be excluded in the calculation of the aggregate amount of Restricted Payments for purposes of clause (3) of paragraph (a);

               (iv) dividends paid within 60 days after the date of declaration if at such date of declaration such dividend would have complied with this provision; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments for purposes of clause (3) of paragraph (a);

               (v) for so long as BMC is not treated for tax purposes as a corporation or an association taxable as a corporation or other entity that is subject to an entity level tax for income tax purposes, distributions to each Member, as soon as practicable after the end of each calendar quarter, of an amount reasonably determined to be necessary to permit such Member to pay any federal, state or local income taxes imposed on such Member's allocable share of income from BMC; provided, however, that in no event shall any distribution to a Member exceed the Tax Allowance Amount for such Member in respect of such quarter and BMC shall cause the Accountants to deliver to the Trustee a certificate setting forth the determination of each Member's Tax Allowance Amount within 60 days of the end of each fiscal year;

               (vi) payments under the Performance Compensation Agreements (other than any Performance Compensation Agreement with Alan R. Brill) not exceeding in the aggregate $500,000 in any fiscal year provided, however, that any such payment pursuant to this clause
          (vi) shall be included in the calculation of the aggregate amount of Restricted Payments for purposes of clause 3 of paragraph (a) and;

               (vii) payments in respect of the redemption of the Appreciation Notes under the Appreciation Note Indenture, provided, however, that the Issuers are able to incur an additional $1.00 of Subordinated Indebtedness pursuant to clause
          (i) of paragraph (a) under Section 4.09, and provided, further, that such payments shall be included in the calculation of the aggregate amount of Restricted Payments for purposes of clause
          (3) of paragraph (a);

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

and provided, further, that in the case of clauses (i), (ii), (iii) and (vii) and clause (vi) with respect to Performance Compensation Agreements entered into after the Issue Date, no Default or Event of Default shall have occurred or be continuing at the time of such payment or as a result thereof.

     (c) For purposes of determining compliance with this Section 4.07, Restricted Payments may be made with cash or non-cash assets, provided, however, that any Restricted Payment made other than in cash shall be valued at the fair market value (determined, subject to the additional requirements of the immediately succeeding proviso, in good faith by the Board of Directors) of the assets so utilized in making such Restricted Payment, provided, further, that (i) in the case of any Restricted Payment made with Capital Stock or Indebtedness, such Restricted Payment shall be deemed to be made in an amount equal to the greater of the fair market value thereof and the liquidation preference (if any) or principal amount of the Capital Stock or Indebtedness, as the case may be, so utilized, and (ii) in the case of any Restricted Payment in an aggregate amount in excess of $1.0 million, a written opinion as to the fairness of the valuation thereof (as determined by the Issuers) for purposes of determining compliance with this Section 4.07 shall be issued by an independent investment banking firm of national standing.

     (d) Not later than the date of making any Restricted Payment or Permitted Investment described in clause (xii) of the definition thereof, the applicable Issuer shall deliver to the Trustee an Officer's Certificate stating that such Restricted Payment or Permitted Investment, as the case may be, complies with this Indenture and setting forth in reasonable detail the basis upon which the required calculations were computed, which calculations may be based upon the Issuers' latest available quarterly consolidated financial statements and a copy of any required investment banker's opinion.

SECTION 4.08. LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES.

     The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any such Restricted Subsidiary to:

          (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligation owed to an Issuer or another Restricted Subsidiary;

          (ii) make any loans or advances to an Issuer or another
     Restricted Subsidiary or

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

          (iii) transfer any of its property or assets to an Issuer or another Restricted Subsidiary, except:


          (a) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date;

          (b) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by an Issuer and outstanding on such date (other than Indebtedness Incurred in anticipation of, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary of an Issuer or was acquired by an Issuer);

          (c) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement evidencing Indebtedness Incurred without violation of this Indenture or effecting a refinancing of Indebtedness issued pursuant to an agreement referred to in clauses
     (a) or (b) or this clause (c) or contained in any amendment to an agreement referred to in clauses (a) or (b) or this clause (c); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any of such agreement, refinancing agreement or amendment, taken as a whole, are no less favorable to the holders of the Securities in any material respect, as determined in good faith by the Board of Directors of the Issuers, than encumbrances and restrictions with respect to such Restricted Subsidiary contained in agreements in effect at, or entered into on, the Issue Date;

          (d) in the case of clause (iii) of this Section 4.08, any encumbrance or restriction (A) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset, (B) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of an Issuer or any Restricted Subsidiary not otherwise prohibited by this Indenture, (C) that is included in a licensing agreement to the extent such restrictions limit the transfer of the property subject to such licensing agreement or (D) arising or agreed to in the ordinary course of business and that does not, individually or in the aggregate,

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

     detract from the value of property or assets of an Issuer or any of its Restricted Subsidiaries in any manner material to an Issuer or any such Restricted Subsidiary;

          (e) in the case of clause (iii) of this Section 4.08, restrictions contained in security agreements, mortgages or similar documents securing Indebtedness of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements;

          (f) in the case of clause (iii) of this Section 4.08, any instrument governing or evidencing Indebtedness of a Person acquired by an Issuer or any Restricted Subsidiary of an Issuer at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired; provided, however, that such Indebtedness is not incurred in connection with or in contemplation of such acquisition;

          (g) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

          (h) encumbrances or restrictions arising or existing by reason of applicable law.

SECTION 4.09.  LIMITATION ON INDEBTEDNESS.

          (a) The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, Incur any Indebtedness; provided, however, that:
(i) the Issuers and their Restricted Subsidiaries may Incur Indebtedness which is expressly subordinated to the Securities and the Subsidiary Guarantees if no Default or Event of Default shall have occurred and be continuing at the time of such Incurrence or would occur as a consequence of such Incurrence and the Consolidated Leverage Ratio would not be greater than
7.00 to 1.00 and (ii) the Issuers and their Restricted Subsidiaries may Incur unsecured Indebtedness ranking on a parity with the Securities if no Default or Event of Default shall have occurred and be continuing at the time of such Incurrence or would occur as a consequence of such Incurrence and the Consolidated Senior Leverage Ratio would not be greater than 6.50 to 1.00, provided, however, that as provided in the definition of Permitted Liens Indebtedness Incurred pursuant to this clause (ii) may be secured by a Lien if at the time of such

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

Incurrence the Consolidated Senior Secured Leverage Ratio would not be greater than 3.00 to 1.00.

          (b) Notwithstanding the foregoing paragraph (a), the Issuers and their Restricted Subsidiaries may Incur the following Indebtedness:

          (i) Indebtedness Incurred which does not exceed $15.0 million at any time outstanding, less the aggregate principal amount thereof permanently repaid with the net proceeds of Asset Dispositions;

          (ii) Indebtedness of an Issuer owing to and held by any Wholly-Owned Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by an Issuer or any Wholly-Owned Subsidiary; provided, however, that any subsequent issuance or transfer of any
     Capital Stock or any other event   which results in any such
     Wholly-Owned Subsidiary ceasing to be a Wholly-Owned Subsidiary or any subsequent transfer of any such Indebtedness (except to an Issuer or any Wholly-Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by an issuer thereof;

          (iii) Indebtedness represented by (A) the Securities and the Subsidiary Guarantees, (B) the Appreciation Notes and the Guarantees thereof, (C) Existing Indebtedness and (D) any Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (iii) (other than clause B) or Incurred pursuant to paragraph
     (a) above;

          (iv) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on the date on which such Restricted Subsidiary was acquired, directly or indirectly, by an Issuer (other than Indebtedness Incurred in anticipation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary or was otherwise acquired by an Issuer); provided, however, that at the time such Restricted Subsidiary is acquired by an Issuer, such Issuer would have been able to Incur $1.00 of additional Indebtedness pursuant to clause (ii) of paragraph (a) above after giving effect to the Incurrence of such Indebtedness pursuant to this clause (iv) and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (iv);

          (v) Indebtedness (A) in respect of performance bonds, bankers' acceptances and surety or appeal bonds provided by the Issuers or any of their

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

     Restricted Subsidiaries to their customers in the ordinary course of their business, (B) in respect of performance bonds or similar obligations of the Issuers or any of their Restricted Subsidiaries for or in connection with pledges, deposits or payments made or given in the ordinary course of business in connection with or to secure statutory, regulatory or similar obligations, including obligations under health, safety or environmental obligations and (C) arising from Guarantees to suppliers, lessors, licensees, contractors, franchises or customers of obligations (other than Indebtedness) incurred in the ordinary course of business;

          (vi) Indebtedness under Currency Agreements and Interest Rate Agreements; provided, however, that such Currency Agreements and Interest Rate Agreements are entered into for bona fide hedging purposes of an Issuer or its Restricted Subsidiaries (as determined in good faith by the Board of Directors of BMC) and correspond in terms of notional amount, duration, currencies and interest rates as applicable, to Indebtedness of such Issuer or its Restricted Subsidiaries Incurred without violation of this Indenture or to business transactions of the Issuers or their Restricted Subsidiaries on customary terms entered into in the ordinary course of business;

          (vii) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Issuers or any of their Restricted Subsidiaries pursuant to such agreements, in each case Incurred in connection with the disposition of any business assets or Restricted Subsidiary of the Issuers or (other than Guarantees of Indebtedness or other obligations incurred by any Person acquiring all or any portion of such business assets or Restricted Subsidiary of the Issuers for the purpose of financing such acquisition) in a principal amount not to exceed the gross proceeds actually received by the Issuers or any of their Restricted Subsidiaries in connection with such disposition; provided, however, that the principal amount of any Indebtedness Incurred pursuant to this clause (vii) when taken together with all Indebtedness Incurred pursuant to this clause (vii) and then outstanding, shall not exceed $1.0 million;

          (viii) Indebtedness consisting of (A) Guarantees by an Issuer
     (so long as such Issuer could have Incurred such Indebtedness directly without violation of this Indenture) and (B) Guarantees by a Restricted Subsidiary of Indebtedness Incurred by an Issuer without violation of this Indenture (so long as such Restricted Subsidiary could have Incurred such Indebtedness directly without violation of this Indenture);

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

          (ix) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument issued by an Issuer or any of its Subsidiaries drawn against insufficient funds in the ordinary course of business in an amount not to exceed $250,000 at any time, provided, however, that such Indebtedness is extinguished within two business days of its incurrence; and

          (x)  Indebtedness (other than Indebtedness described in clauses
     (i) - (ix)) in a principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (x) and then outstanding, will not exceed $5.0 million (it being understood that any Indebtedness Incurred under this clause (x) shall cease to be deemed Incurred or outstanding for purposes of this clause (x) (but shall be deemed to be Incurred for purposes of paragraph (a)) from and after the first date on which an Issuer or its Restricted Subsidiaries could have Incurred such Indebtedness under the foregoing paragraph (a) without reliance upon this clause (x)).

          (c) Notwithstanding the foregoing, neither the Issuers nor any Restricted Subsidiary shall Incur any Indebtedness under paragraph (b) of this Section 4.09 if the proceeds thereof are used, directly or indirectly, to refinance any Subordinated Obligations of an Issuer or a Restricted Subsidiary unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

          (d) Notwithstanding the foregoing, no Restricted Subsidiary shall incur any Indebtedness under clause (i) of paragraph (a) of this Section 4.09 if such Indebtedness is sold pursuant to Rule 144A of the Securities Act or a public offering registered under the Securities Act.

          (e) The Issuers will not permit any Unrestricted Subsidiary to Incur any Indebtedness other than Non-Recourse Debt.

          (f) For purposes of determining any particular amount of Indebtedness under this Section 4.09, Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Issuers, in their sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

SECTION 4.10.  LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK.

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

          (a) The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, make any Asset Disposition unless:

          (i) an Issuer or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value, as determined in good faith by BMC's Board of Directors (including as to the value of all noncash consideration), of the shares and assets subject to such Asset Disposition;

          (ii) at least 80% of the consideration thereof received by the Issuers or such Restricted Subsidiary is in the form of cash or Cash Equivalents other than in the case where an Issuer or a Restricted Subsidiary is exchanging all or substantially all of the assets of one or more broadcast stations operated by an Issuer or such Restricted Subsidiary, as the case may be, (including by way of the transfer of Capital Stock), for all or substantially all of the assets (including by way of the transfer of Capital Stock) constituting one or more broadcast stations operated by another Person (an "Asset Swap"), provided, however, that at least 80% of the consideration, if any, received by the Issuers and their Restricted Subsidiaries in such Asset Swap, other than the stock and assets of broadcast station(s), is in the form of cash or Cash Equivalents; and

          (iii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Issuers (or such Restricted Subsidiary, as the case may be) (A) first, to the extent an Issuer or any Restricted Subsidiary elects (or is required by the terms of any Senior Secured Indebtedness), (x) to prepay, repay or purchase Senior Secured Indebtedness in each case owing to a Person other than the Issuers or any of their Subsidiaries or (y) to the investment in or acquisition of Additional Assets within 365 days from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, within 365 days from the receipt of such Net Available Cash, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to make an offer to purchase Securities, at 100% of Accreted Value thereof if such purchase date occurs prior to December 15, 1999, and at 100% of the principal amount thereof if such purchase date occurs on or after December 15, 1999, in each case plus accrued and unpaid interest, if any, thereon; (C) third, within 90 days after the later of the application of Net Available Cash in accordance with clauses (A) and
     (B) and the date that is 365 days from the receipt of such Net Available Cash, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A) and (B), to prepay, repay or repurchase Indebtedness (other than Preferred Stock) of a Wholly-Owned Subsidiary (in each case other than

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     Indebtedness owed to an Issuer or a Subsidiary); and (D) fourth, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A), (B) and (C), to (w) the investment in or acquisition of Additional Assets, (x) the making of Temporary Cash Investments, (y) the prepayment, repayment or purchase of Indebtedness of an Issuer (other than Indebtedness owing to any Subsidiary of an Issuer) or Indebtedness of any Subsidiary (other than Indebtedness owed to an Issuer or any of its Subsidiaries) or (z) any other purpose otherwise permitted under this Indenture, in each case within the later of 45 days after the application of Net Available Cash in accordance with clauses (A), (B) and (C) or the date that is 365 days from the receipt of such Net Available Cash; provided, however, that, in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A), (B), (C) or (D) above, the applicable Issuer or such Restricted Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions, the Issuers and their Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance herewith except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this covenant at any time exceeds $10.0 million. The Issuers shall not be required to make an offer for Securities pursuant to this covenant if the Net Available Cash available therefor (after application of the proceeds as provided in clause (A)) is less than $10.0 million for any particular Asset Disposition (which lesser amounts shall be carried forward for purposes of determining whether an offer is required with respect to the Net Available Cash from any subsequent Asset Disposition). Notwithstanding the foregoing, the Issuers will not be required to comply with the terms of this Section 4.10 to the extent such Asset Disposition consists of a sale of the Missouri Properties; provided, however, that if the Net Available Cash from such Asset Disposition exceeds $7.5 million, the Issuers will be required to apply the amount of such excess in accordance with the provision of this
     Section 4.10.

     For the purposes of this Section 4.10, the following will be deemed to be cash: (x) the assumption by the transferee of Senior Secured Indebtedness of an Issuer, or Senior Secured Indebtedness of any Restricted Subsidiary of an Issuer and the release of such Issuer or such Restricted Subsidiary from all liability on such senior indebtedness in connection with such Asset Disposition (in which case the Issuers shall, without further action, be deemed to have applied such assumed Indebtedness in accordance with clause
(A) of the preceding paragraph) and (y) securities received by an Issuer or any Restricted Subsidiary of an Issuer from the transferee that are promptly (and in any event within 60 days) converted by such Issuer or such Restricted Subsidiary into cash.

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          (b)  In the event of an Asset Disposition that requires the purchase of Securities pursuant to clause (a)(iii)(B), the Issuers will be required to purchase Securities tendered pursuant to an offer by the Issuers for the Securities at a purchase price of 101% of the Accreted Value thereof or 101% of the principal amount thereof, as applicable, under clause
(a)(iii)(B), and in each case plus accrued and unpaid interest, if any, to the purchase date in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Indenture. If the aggregate purchase price of the Securities tendered pursuant to the offer is less than the Net Available Cash allotted to the purchase of the Securities, the Issuers will apply the remaining Net Available Cash in accordance with clauses (a) (iii) (C) or (D) above.

          (c) The Issuers will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Indenture. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.10, the Issuers will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue thereof.

SECTION 4.11.  LIMITATION ON AFFILIATE TRANSACTIONS.

          (a) The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any Affiliate of an Issuer, other than a Wholly-Owned Subsidiary (an "Affiliate Transaction") unless: (i) the terms of such Affiliate Transaction are no less favorable to such Issuer or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's length dealings with a Person who is not such an Affiliate; (ii) in the event such Affiliate Transaction involves an aggregate amount in excess of $200,000, the terms of such transaction have been approved by a majority of the members of the Board of Directors of such Issuer and by a majority of the disinterested members of such Board, if any (and such majority or majorities, as the case may be, determines that such Affiliate Transaction satisfies the criteria in (i) above); and (iii) in the event such Affiliate Transaction involves an aggregate amount in excess of $1.0 million, the Issuers have received a written opinion from an independent investment banking firm of nationally recognized standing that such Affiliate Transaction is fair to such Issuer or such Restricted Subsidiary, as the case may be, from a financial point of view.

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          (b)  The foregoing paragraph (a) shall not apply to (i) any
Restricted Payment permitted to be made pursuant to Section 4.07, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, or any stock options and stock ownership plans for the benefit of employees, officers and directors, consultants and advisors approved by the Board of Directors of the applicable Issuer, (iii) loans or advances to employees in the ordinary course of business of the Issuers or any of their Restricted Subsidiaries in aggregate amount outstanding not to exceed $250,000 to any employee or $1.0 million in the aggregate at any time, (iv) any transaction between Wholly-Owned Subsidiaries, (v) indemnification agreements with, and the payment of fees and indemnities to, directors, officers and employees of each of the Issuers and the Issuers' Restricted Subsidiaries and indemnification agreements with, or for the benefit of, officers and employees of BMCLP to the extent related to the performance of management services for the Issuers or any of their Subsidiaries, in each case in the ordinary course of business, (vi) transactions pursuant to agreements in existence on the Issue Date (other than with BMCLP) which are
(x) described in the Offering Memorandum or (y) otherwise, in the aggregate, immaterial to the Issuers and their Restricted Subsidiaries taken as a whole,
(vii) any employment, noncompetition or confidentiality agreements entered into by the Issuers or any of their Restricted Subsidiaries with its employees in the ordinary course of business, (viii) the issuance of Capital Stock of an Issuer (other than Disqualified Stock), (ix) the acquisition of Managed Affiliate Notes provided that the aggregate principal amount thereof (including the Managed Affiliate Notes outstanding on the Issue Date) does not exceed $20 million at any time outstanding; (x) the Managed Affiliate Management Agreements, and (xi) provided that no Default or Event of Default shall have occurred and be continuing, payments to BMCLP for services rendered to the Issuers and the Restricted Subsidiaries under the Administrative Management Agreements not to exceed in any fiscal year in the aggregate the remainder of (A) the lesser of (1) the greater of $2 million or 15% of Media Cashflow for such fiscal year or (2) $5 million over (B) the payments to BMCLP under management agreements between BMCLP and Managed Affiliates in such fiscal year provided that the obligations to make such payments to BMCLP under the Administrative Management Agreements constitute Subordinated Obligations and the terms of such subordination are no less favorable to the holders of senior indebtedness (including the Securities) than the terms set forth in the Administrative Management Agreements between the Issuers and BMCLP on the Issue Date.

SECTION 4.12.  LIMITATION ON LIENS.

          The Issuers shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Liens except for Permitted Liens.

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SECTION 4.13.  CORPORATE EXISTENCE.

          Subject to Article 5 hereof, each Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate, partnership or other existence, and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Issuers and their Subsidiaries; provided, however, that the Issuers shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of the applicable Issuer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and their Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Securityholders.

SECTION 4.14.  CHANGE OF CONTROL.

          (a) Upon the occurrence of a Change of Control, each Securityholder will have the right to require the Issuers to purchase all or any part of such Securityholder's Securities, in the case of a repurchase date prior to December 15, 1999, at a purchase price in cash equal to 101% of the Accreted Value thereof plus any accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) and for any repurchase date on or after December 15, 1999, at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Security holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price").

          (b) Within 30 days following any Change of Control, unless the Issuers have mailed a redemption notice with respect to all the outstanding Securities in connection with such Change of Control, the Issuers shall mail a notice to each Securityholder with a copy to the Trustee stating:

          (i) that a Change of Control has occurred and that such Securityholder has the right to require the Issuers to repurchase such Securityholder's Securities at a purchase price in cash equal to the Change of Control Purchase Price;

          (ii) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

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          (iii) the procedures determined by the Issuers, consistent with this Indenture, that a Securityholder must follow in order to have its Securities repurchased.

          (c) Securityholders electing to have a Security repurchased will be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Purchase" on the reverse of the Security completed, to the Issuers at the address specified in the notice at least 10 Business Days prior to the repurchase date. Securityholders will be entitled to withdraw their election if the Trustee or the Issuers receive not later than three Business Days prior to the repurchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Security which was delivered for repurchase by the Securityholder and a statement that such Securityholder is withdrawing his election to have such Security purchased.

          (d) On the repurchase date, all Securities repurchased by the Issuers under this Section 4.14 shall be delivered by the Trustee for cancellation, and the Issuers shall pay the repurchase price plus accrued and unpaid interest, if any, to the Securityholders entitled thereto.

          (e) The Issuers shall to the extent applicable comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with any offer required to be made by the Issuers to repurchase the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relative to the Issuers' obligation to make an offer to repurchase the Securities as a result of a Change of Control, the Issuers shall comply with the applicable securities laws and regulations and will not be deemed to have breached their obligations under such provisions of this Indenture by virtue thereof.

SECTION 4.15.  LIMITATION ON ISSUANCES OF CAPITAL STOCK OF RESTRICTED
SUBSIDIARIES.

          The Issuers shall not permit any of their Restricted Subsidiaries to issue any Capital Stock to any Person (other than to an Issuer or a Wholly-Owned Subsidiary of an Issuer) or permit any Person (other than an Issuer or a Wholly-Owned Subsidiary of an Issuer) to own any Capital Stock of a Restricted Subsidiary of an Issuer, if in either case as a result thereof such Restricted Subsidiary would no longer be a Restricted Subsidiary of an Issuer; provided, however, that this provision shall not prohibit (x) the Issuers or any of their Restricted Subsidiaries from selling, leasing or otherwise disposing of 100% of the Capital Stock of any Restricted Subsidiary in accordance with Section 4.10 and Section

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5.01 hereof or (y) the designation of a Restricted Subsidiary as an
Unrestricted Subsidiary in compliance with this Indenture.

SECTION 4.16.  LIMITATION ON SALE/LEASEBACK TRANSACTION.

          The Issuers shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, Guarantee or otherwise become liable with respect to any Sale/Leaseback Transaction with respect to any property or assets unless (i) the Issuers or such Restricted Subsidiary, as the case may be, would be entitled, pursuant to this Indenture, to Incur Indebtedness secured by a Permitted Lien on such property or assets in an amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, (ii) the net cash proceeds from such Sale/Leaseback Transaction are at least equal to the fair market value of the property or assets subject to such Sale/Leaseback Transaction (such fair market value determined, in the event such property or assets have a fair market value in excess of $1.0 million, no more than 30 days prior to the effective date of such Sale/Leaseback Transaction, by the Board of Directors of BMC as evidenced by a resolution of such Board) and (iii) the net cash proceeds of such Sale/Leaseback Transaction are applied in accordance with the provisions described under Section 4.10.


SECTION 4.17.  LIMITATION ON DESIGNATIONS OF UNRESTRICTED SUBSIDIARIES.

     (a) The Issuers may designate any Subsidiary of an Issuer (other than a Subsidiary of an Issuer which owns Capital Stock of a Restricted Subsidiary) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

          (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation; and

          (ii) the Issuers would be permitted under this Indenture to make an Investment in Unrestricted Subsidiaries at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the sum of (x) fair market value of the Capital Stock of such Subsidiary owned by the Issuers and the Restricted Subsidiaries on such date and (y) the aggregate amount of other Investments of the Issuers and the Restricted Subsidiaries in such Subsidiary on such date; and

          (iii) except in the case of a newly formed or a newly acquired Subsidiary, the Issuers would be permitted to incur $1.00 of additional Indebtedness pursuant

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

     to paragraph (a)(ii) of Section 4.09 at the time of Designation (assuming the effectiveness of such Designation).

     (b) In the event of any such Designation, the Issuers shall be deemed to have made an Investment constituting a Restricted Payment pursuant to
Section 4.07 for all purposes of this Indenture (including, without limitation, the definition of Permitted Investment) in the Designation Amount.

     (c) The Issuers shall not, and shall not permit any Restricted Subsidiary to, at any time (x) provide direct or indirect credit support for or a guarantee of any Indebtedness of any Unrestricted Subsidiary (including of any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except, in the case of clause (x) or
(y), to the extent permitted under Section 4.07.

     (d) The Issuers may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation"), whereupon such Subsidiary shall then constitute a Restricted Subsidiary, if:

          (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

          (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Indenture.

     All Designations and Revocations must be evidenced by Board
Resolutions of the Issuers delivered to the Trustee certifying compliance with the foregoing provisions.

SECTION 4.18.  FUTURE NOTE GUARANTORS.

          The Issuers shall cause each newly organized or acquired Restricted Subsidiary to execute and deliver to the Trustee pursuant to
Section 10.07 (a) a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Subsidiary Guarantor and (b) a Subsidiary Guarantee.

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


SECTION 4.19.  LIMITATION ON BUSINESS

          The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, engage substantially in any business other than a Permitted Business.

SECTION 4.20.  FURTHER INSTRUMENTS AND ACTS.

          The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuers, except as otherwise set forth herein, but the Trustee may require of the Issuers full information and advice as to the performance of the covenants, conditions and agreements contained herein, and upon request of the Trustee, the Issuers will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


                                    ARTICLE 5

                                   SUCCESSORS

SECTION 5.01.  LIMITATIONS ON MERGER, CONSOLIDATION OR SALE OF ASSETS.

          No Issuer shall consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets to, any Person, unless:

          (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a corporation, partnership, trust or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not an Issuer) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Issuer under the Securities and this Indenture;

          (ii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Subsidiary of the Successor Company as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

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


          (iii) immediately after giving effect to such transaction, the Successor Company (A) shall have a Consolidated Net Worth equal or greater to the Consolidated Net Worth of the applicable Issuer immediately prior to such transaction and (B) shall be able to incur at least an additional $1.00 of Indebtedness pursuant to paragraph
     (a)(ii) of Section 4.09; and

          (iv) such Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

          (v) there has been delivered to the Trustee an Opinion of Counsel to the effect that holders of Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such consolidation, merger, conveyance, transfer or lease and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such consolidation, merger, conveyance, transfer or lease had not occurred.


SECTION 5.02.  SUCCESSOR CORPORATION SUBSTITUTED.

          The Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the applicable Issuer under this Indenture, but, in the case of a lease of all or substantially all its assets, the applicable Issuer will not be released from the obligation to pay the principal of and interest on the Securities.

          Notwithstanding clauses (ii) and (iii), of Section 5.01, any Restricted Subsidiary of an Issuer may consolidate with, merge into or transfer all or part of its properties and assets to the applicable Issuer.


                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01.  EVENTS OF DEFAULT.

          (a)  An "Event of Default" occurs if:

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          (i)  there is a default in any payment of interest on any
     Security when due, continued for 30 days;

          (ii) there is a default in the payment of principal of any Security when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise;

          (iii) there is a failure by an Issuer to comply with its obligations under Section 5.01, Section 4.14 or Section 4.10;

          (iv) there is failure by an Issuer to comply for 30 days after notice with any of its obligations under Section 4.01, 4.03, 4.04, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17 or
     4.19 hereof (in each case, other than a failure to purchase Securities which shall constitute an Event of Default under clause (ii) above);

          (v) the failure by an Issuer to comply for 60 days after notice with its other agreements contained in this Indenture;

          (vi) Indebtedness of an Issuer or any Restricted Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $1.0 million and such default shall not have been cured after a 10-day period;

          (vii) any judgment or decree for the payment of money in excess of $1.0 million (to the extent not covered by insurance) is rendered against an Issuer or a Significant Subsidiary and such judgment or decree shall remain undischarged or unstayed for a period of 60 days after such judgment becomes final and nonappealable (the "judgment default provision");

          (viii) any Subsidiary Guarantee by a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or any Subsidiary Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under this Indenture or its Subsidiary Guarantee and such Default continues for 10 days;

          (ix) an Issuer or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

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               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (D) makes a general assignment for the benefit of its creditors,

               (E) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, or

               (F) takes any corporate action to authorize or effect any of the foregoing; or

          (x) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against an Issuer or any of its Significant Subsidiaries in an involuntary case,

               (B) appoints a Custodian of an Issuer or any of its Significant Subsidiaries or for all or substantially all of the property of an Issuer or any of its Significant Subsidiaries, or

               (C) orders the liquidation of an Issuer or any of its Significant Subsidiaries,

     and the order or decree remains unstayed and in effect for 60 consecutive days.

          (b) The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term
"Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          (c) A Default under clause (iv) or (v) of Section 6.01(a) hereof is not an Event of Default until the Trustee or the Holders of 25% in principal amount of the outstanding Securities notifies the Issuers or such Subsidiary Guarantor, as the case may be, of the Default and the Issuers or such Subsidiary Guarantor, as the case may be, does

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

not cure such Default within the time specified in such clause (iv) or (v) after receipt of the notice.

SECTION 6.02.  ACCELERATION.

          If an Event of Default (other than an Event of Default specified in clause (ix) or (x) of Section 6.01(a) with respect to an Issuer or any Subsidiary Guarantor) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Securities by notice to the Issuers, may declare (a "Declaration") (i) in the case of a Declaration that occurs prior to December 15, 1999, the Accreted Value of all the Securities then outstanding plus accrued interest on the Securities to the date of acceleration, and (ii) in the case of a Declaration that occurs on or after December 15, 1999, the entire principal amount of all the Securities then outstanding plus accrued interest to the date of acceleration (the "Default Amount"). Upon any such Declaration, the Default Amount shall be due and payable immediately. If an Event of Default specified in clause (ix) or (x) of Section 6.01(a) occurs with respect to an Issuer or any of the Subsidiary Guarantors, the Default Amount shall ipso facto become and be immediately due and payable without any Declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in aggregate principal amount of the then outstanding Securities by written notice to the Trustee may rescind any Declaration if all Events of Default then continuing (other than any Events of Default with respect to the nonpayment of principal of or interest on any Security which has become due solely as a result of such Declaration) have been cured, and may waive any Default other than a Default with respect to a covenant or provision that cannot be modified or amended without the consent of each Securityholder pursuant to Section 9.02 hereof.

SECTION 6.03.  OTHER REMEDIES.

          (a) If an Event of Default occurs and is continuing, the Trustee and the Securityholders may pursue any available remedy to collect the payment of principal, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

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


SECTION 6.04.  WAIVER OF PAST DEFAULTS.

          Securityholders of not less than a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of the principal, premium, if any, or interest on any Security (other than principal, premium (if any) or interest which has become due solely as a result of a Declaration) or a Default or Event of Default that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.  CONTROL BY MAJORITY.

          Securityholders of a majority in principal amount of the Securities then outstanding voting as a single class may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability.

SECTION 6.06.  LIMITATION ON SUITS.

          (a) A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (i) the Securityholder has previously given to the Trustee written notice of a continuing Event of Default;

          (ii) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

          (iii) such Securityholder or Securityholders offer, and, if requested, provide, to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

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


          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of security or indemnity; and

          (v) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee, in the reasonable opinion of such Trustee, a direction inconsistent with the request.

          (b) A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.07.  RIGHTS OF SECURITYHOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provision of this Indenture, the right of any Securityholder to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Securityholder.

SECTION 6.08.  COLLECTION SUIT BY TRUSTEE.

          If an Event of Default specified in Section 6.01(a)(i) or (ii) or an acceleration pursuant to Section 6.02 occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against an Issuer or any Subsidiary Guarantor or any other obligor on the Securities for the whole amount of principal, premium, if any, and accrued interest remaining unpaid on the Securities and interest on overdue principal, premium, if any, and, to the extent lawful, interest on overdue installments of interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including any advances made by the Trustee and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof) and the Securityholders allowed in any judicial proceedings relative to the Issuers or any Subsidiary Guarantor (or any other obligor on the Securities),

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its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Securityholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Securityholder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.  PRIORITIES.

          (a) If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          (i) First: to the Trustee, its agents and attorneys for amounts due under Section 7.07, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          (ii) Second: if the Securityholders are forced to proceed against the Issuer directly without the Trustee, to the Securityholders for their collection costs;

          (iii) Third: to the Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

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          (iv) Fourth:  to the Issuers or, to the extent the Trustee collects any amount pursuant to Article 10 hereof from any Subsidiary Guarantor, to such Subsidiary Guarantor, or to such party as a court of competent jurisdiction shall direct.

          (b) The Trustee may fix a record date and payment date for any payment to Securityholders.

SECTION 6.11.  UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Securityholder pursuant to Section 6.06 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01.  DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances and in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform only those duties as are specifically set forth in this Indenture and the duties of the Trustee shall be determined solely by the express provisions of this Indenture, the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

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          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

          (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.



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SECTION 7.02.  RIGHTS OF TRUSTEE.

          (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document unless the Trustee has reason to believe such fact or matter is not true.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuers or any Subsidiary Guarantor shall be sufficient if signed by an Officer of an Issuer or any Subsidiary Guarantor.

          (f) The permissive rights of the Trustee to do certain things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or wilful default with respect to such permissive rights.

          (g) Except for an Event of Default under 6.01(a)(i) (other than with respect to Additional Interest) or (ii) hereof, the Trustee shall not be deemed to have notice of any Default or Event of Default unless (i) specifically notified in writing of such event by an Issuer or the Securityholders of not less than 25% in aggregate principal amount of Securities outstanding or (ii) a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

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SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuers, any Subsidiary Guarantor or any Affiliate of an Issuer or any Subsidiary Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.  TRUSTEE'S DISCLAIMER.

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Securities or the Subsidiary Guarantees, it shall not be accountable for the Issuers' use of the proceeds from the Securities or any money paid to an Issuer or upon the direction of an Issuer under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or the Subsidiary Guarantees or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.  NOTICE OF DEFAULTS.

          If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default in any payment of principal or interest on any Security, the Trustee may withhold the notice if a committee of its officers in good faith determines that withholding the notice is in the interest of the Securityholders. In addition, each Issuer is required to deliver to the Trustee, within 90 days after the end of each fiscal year of such Issuer, a certificate indicating whether the signers thereof know of any Default that occurred during the previous year. The Issuers shall also deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any events which would constitute a Default or an Event of Default.

SECTION 7.06.  REPORTS BY TRUSTEE TO SECURITYHOLDERS.

          (a) Within 60 days after each June 15 beginning with the June 15 following the date of this Indenture, the Trustee shall mail to the Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a)

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has occurred within the twelve months preceding the reporting date, no report need be transmitted).  The Trustee also shall comply with TIA Section
313(b), (c) and (d).

          (b) A copy of each report at the time of its mailing to the Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed. The Issuers shall promptly notify the Trustee if and when the Securities are listed on any stock exchange.

SECTION 7.07.  COMPENSATION AND INDEMNITY.

          (a) Each of the Issuers and the each of the Subsidiary Guarantors, jointly and severally, shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Each of the Issuers and each of the Subsidiary Guarantors, jointly and severally, shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          (b) Each of the Issuers and each of the Subsidiary Guarantors, jointly and severally, shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except as set forth below in subparagraph
(d). The Trustee shall notify the Issuers and each of the Subsidiary Guarantors promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers or any Subsidiary Guarantor shall not relieve the Issuers or any of the Subsidiary Guarantors of their Obligations hereunder. The Trustee may have separate counsel and each of the Issuers and each of the Subsidiary Guarantors, jointly and severally, shall pay the reasonable fees and expenses of such counsel. Neither the Issuers nor any Subsidiary Guarantor need pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (c) The obligations of each of the Issuers and each of the Subsidiary Guarantors under this Section 7.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge or termination of this Indenture.

          (d) Notwithstanding subparagraphs (a) or (b) above, neither the Issuers nor any Subsidiary Guarantor need reimburse any expense or indemnify against any loss

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or liability incurred by the Trustee through its own negligence, bad faith or willful misconduct.

          (e) To secure the Issuers' and each of the Subsidiary Guarantor's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

          (f) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(ix) or (x) hereof occurs, the expenses and the compensation for such services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08.  REPLACEMENT OF TRUSTEE.

          (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          (b) The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Issuers. The Securityholders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Issuers. The Issuers may remove the Trustee if:

          (i)  the Trustee fails to comply with Section 7.10 hereof;

          (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (iii) a Custodian, receiver or other public officer takes charge of the Trustee or its property; or

          (iv) the Trustee becomes incapable of acting.

          (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall notify each Securityholder of such event and promptly appoint a successor Trustee. Within one year after the successor Trustee takes

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office, the Holders of a majority in principal amount of the then outstanding
Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

          (d) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to each Securityholder. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' and each of the Subsidiary Guarantor's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

          (e) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, any of the Subsidiary Guarantors or the Securityholders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) If the Trustee after written request by any Securityholder who has been a Securityholder for at least six months fails to comply with
Section 7.10, such Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article Seven.

SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

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          (a)  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United
States of America or any State or Territory thereof or the District of Columbia authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

          (b) This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee shall comply with TIA Section 310(b). The provisions of TIA Section 310 shall also apply to the Issuers and each of the Subsidiary Guarantors, as obligor of the Securities.

SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUERS.

              The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Issuers and each of the Subsidiary Guarantors as obligor on the Securities.

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE.

          (a) When (i) the Issuers deliver to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07 hereof) canceled or for cancellation or (ii) all outstanding Securities have become due and payable whether at maturity or as a result of a Notice of Redemption and the Issuers irrevocably deposit with the Trustee funds sufficient to pay at maturity or redemption all outstanding Securities, including interest thereon (other than Securities replaced pursuant to Section 2.07 hereof), and if in either case the Issuers pay all other sums payable hereunder by the Issuers, then this Indenture shall, subject to Sections 8.01(e) and 8.06 hereof, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuers

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accompanied by an Officers' Certificate and an Opinion of Counsel and at the
cost and expense of the Issuers.

          (b) Subject to Sections 8.01(e), 8.02 and 8.06 hereof, the Issuers at any time may terminate (i) all of their obligations under the Securities and this Indenture ("legal defeasance option") or (ii) all obligations under Sections 3.09, 4.04(a), (b) and (c), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13, 4.14, 4.15, 4.16, 4.17, 4.19 or 5.01(iii) and 5.01(iv) and the
operation of Sections 6.01(a)(iv), 6.01(a)(v), 6.01(a)(vi) and 6.01(a)(vii) (as well as 6.01(a)(ix) and 6.01(a)(x) hereof but only with respect to Significant Subsidiaries) ("covenant defeasance option"). The Issuers may exercise their legal defeasance option notwithstanding the prior exercise of their covenant defeasance option.

          (c) If the Issuers exercise their legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Issuers exercise their covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in
Section 6.01(a)(iv), 6.01(a)(vi), 6.01(a)(vii) or 6.01(a)(viii) (or
6.01(a)(ix) and 6.01(a)(x) but only with respect to Significant Subsidiaries which are Subsidiary Guarantors), or because of the failure of the Issuers or the Subsidiary Guarantors to comply with Sections 5.01(iii) or 5.01(iv).

          (d) Upon satisfaction of the conditions set forth herein and upon request of the Issuers, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuers terminate.

          (e) Notwithstanding clauses (a) and (b) above, the Issuers' obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08, 8.01(d),
8.04, 8.05 and 8.06 hereof and the obligations of each Subsidiary Guarantor under Article 10 in respect thereof shall survive until the Securities have been paid in full. Thereafter, the Issuers' obligations in Sections 7.07,
8.04 and 8.05 hereof and the obligations of Subsidiary Guarantors under
Article 10 in respect thereof shall survive.

SECTION 8.02.  CONDITIONS TO DEFEASANCE.

          (a) The Issuers may exercise their legal defeasance option or their covenant defeasance option only if:

          (i) the Issuers irrevocably deposit in trust with the Trustee money or U.S. Government Obligations in amounts (including interest, but without consideration of any reinvestment of such interest) and maturities sufficient, but in the case of the

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     legal defeasance option only, not more than such amounts (as certified by a nationally recognized firm of independent public accountants), to pay and discharge at their Stated Maturity (or such earlier redemption date as the Issuers shall have specified to the Trustee) the principal of, premium, if any, and interest on all outstanding Securities to maturity or redemption, as the case may be, and to pay all of the sums payable by them hereunder; provided, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities;

          (ii) in the case of the legal defeasance option only, 123 days pass after the deposit is made and during the 123 day period no Event of Default specified in Section 6.01(ix) or (x) hereof with respect to an Issuer or any Subsidiary Guarantor occurs which is continuing at the end of the period;

          (iii) no Default or Event of Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

          (iv) the deposit does not constitute a default under any other agreement binding on an Issuer;

          (v) the Issuers deliver to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

          (vi) in the case of the legal defeasance option, the Issuers deliver to the Trustee an Opinion of Counsel stating that (x) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (vii) in the case of the covenant defeasance option, the Issuers deliver to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same

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

     amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (viii) the Issuers deliver to the Trustee an Officers'
     Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

          (b) In order to have money available on a payment date to pay principal, premium, if any, or interest on the Securities, the U.S. Government Obligations deposited pursuant to preceding clause (a) shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as shall provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

          (c) Before or after a deposit, the Issuers may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3 hereof.

SECTION 8.03.  APPLICATION OF TRUST MONEY.

          The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal, premium, if any, and interest on the Securities.

SECTION 8.04.  REPAYMENT TO THE ISSUERS.

          (a) The Trustee and the Paying Agent shall promptly pay to the Issuers upon written request any excess money or securities held by them at any time; provided, however, that the Trustee shall not pay any such excess to the Issuers unless the amount remaining on deposit with the Trustee, after giving effect to such transfer are sufficient to pay principal, premium, if any, and interest on the outstanding Securities, which amount shall be certified by independent public accountants.

          (b) The Trustee and the Paying Agent shall pay to the Issuers upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Issuers shall have either caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to

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such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in the City of New York. After payment to the Issuers, Securityholders entitled to the money must look to the Issuers and the Subsidiary Guarantors for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 8.05.  INDEMNITY FOR GOVERNMENT OBLIGATIONS.

          The Issuers and the Subsidiary Guarantors, jointly and severally, shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.06.  REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' and each of the Guarantor's Obligations under this Indenture and the Securities and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that if an Issuer or any Subsidiary Guarantor has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its Obligations, such Issuer or any of the Subsidiary Guarantors, as the case may be, shall be subrogated to the rights of the Securityholders to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                                   AMENDMENTS

SECTION 9.01.  WITHOUT CONSENT OF SECURITYHOLDERS.

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          (a)  Notwithstanding Section 9.02 of this Indenture, the Issuers, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Securityholder:

          (i) to cure any ambiguity, omission, defect or inconsistency or to provide for the assumption by a successor corporation, partnership trust or limited liability company of the obligation of an Issuer under this Indenture; provided, that such amendment or supplement does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the rights of any Securityholder in any respect;

          (ii) to comply with Article 5 hereof;

          (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986, as amended, or in a manner such that the uncertificated Securities are described in
     Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as amended;

          (iv) to add Guarantees with respect to the Securities;

          (v) to add to the covenants of the Issuers or the Subsidiary Guarantors for the benefit of the Securityholders or to surrender any right or power herein conferred upon the Issuer or the Subsidiary Guarantors;

          (vi) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

          (vii) to make any change that does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the rights of any Securityholder in any respect; or

          (viii) to evidence or provide for a replacement Trustee under
     Section 7.08 hereof;

provided, that the Issuers have delivered to the Trustee an Opinion of Counsel stating that any such amendment or supplement complies with the provisions of this Section 9.01.

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          (b)  Upon the request of the Issuers and the Subsidiary Guarantors accompanied by Board Resolutions of their respective Boards of Directors or board of managers, as the case may be, authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Issuers and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          (c) After an amendment or supplement under this Section 9.01 becomes effective, the Issuers shall mail to all Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 9.02.  WITH CONSENT OF SECURITYHOLDERS.

          (a) The Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Securityholders of not less than a majority in aggregate principal amount of the Securities, voting as a single class, then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) and any existing Default and its consequences (including, without limitation, an acceleration of the Securities) or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities). Furthermore, subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Securities held by a non-consenting Holder):

          (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

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          (ii) reduce the rate of or extend the time for payment of any interest on any Security;

          (iii) reduce the principal of or extend the Stated Maturity of any Security or alter the redemption or repurchase provisions (including without limitation Sections 3.07, 3.09, 4.11 and 4.14 hereof) with respect thereto;

          (iv) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may be redeemed in accordance with Section 3.07;

          (v) make any Security payable in money other than that stated in the Security;

          (vi) make any change in Section 6.04 or 6.07 hereof or in this
     Section 9.02(a); or

          (vii) waive a Default or Event of Default in the payment of principal of premium, if any, or interest on, or redemption payment with respect to, any or Security (excluding any principal or interest due solely as a result of the occurrence of a Declaration);

          (viii) impair the right of any Holder to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities.

          (b) Upon the request of the Issuer and the Subsidiary Guarantors accompanied by Board Resolutions of their respective Boards of Directors or board of managers, as the case may be, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Securityholders as aforesaid, and upon receipt by the Trustee of the documents described in
Section 9.06 hereof, the Trustee shall join with the Issuers and the Subsidiary Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.


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          (c)  It shall not be necessary for the consent of the
Securityholders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          (d)  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Issuers shall mail to all Securityholders a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.

          (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Securityholder is a continuing consent by the Securityholder and every subsequent Securityholder or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Securityholder or subsequent Securityholder may revoke the consent as to its Security if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

          (b) The Issuers may fix a record date for determining which Securityholders must consent to such amendment, supplement or waiver. If the Issuers fix a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Securityholders furnished to the Trustee prior to such solicitation pursuant to Section 2.05 hereof, or (ii) such other date as the Issuers shall designate.

SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

          (a) Securities authenticated and delivered after the execution of any supplemental indenture may bear a notation in form approved by the Trustee as to any matter provided for in such amendment, supplement or waiver on any Security thereafter authenticated. The

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Issuers in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

          (b) Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

          The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article 9 if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 7.01, shall be fully protected in relying upon, in addition to the documents required by Section 11.04, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers in accordance with its terms.

                                   ARTICLE 10

                       SUBSIDIARY GUARANTEE OF SECURITIES

SECTION 10.01.  SUBSIDIARY GUARANTEE

          (a) Each Subsidiary Guarantor hereby jointly and severally irrevocably and unconditionally guarantees, as a primary obligor and not a surety, to each Securityholder of a Security now or hereafter authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the Obligations of the Issuers hereunder or thereunder, (i) the due and punctual payment of the principal, premium, if any, interest (including post-petition interest in any proceeding under any Bankruptcy Law whether or not an allowed claim in such proceeding) on overdue principal, premium, if any, and interest, if lawful on such Security, and (ii) all other monetary Obligations payable by the Issuers under this Indenture (including under Section 7.07 hereof) and the Securities (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), when and as the same shall become due and payable, whether by acceleration thereof, call for redemption or otherwise (including amounts that would become due but for the operation

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of the automatic stay under Section 362(a) of the Bankruptcy Code), in accordance with the terms of any such Security and of this Indenture, subject, however, in the case of (i) and (ii) above, to the limitations set forth in Section 10.04 hereof. Each Subsidiary Guarantor hereby agrees that its Obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Issuers with respect thereto, the recovery of any judgment against an Issuer, any action to enforce the same, by the Securityholders or the Trustee, the recovery of any judgment against the Issuer, any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of a merger or bankruptcy of an Issuer, any right to require a proceeding first against the Issuers, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee shall not be discharged as to any such Security except by payment in full of the principal thereof, premium, if any, and all accrued interest thereon.

          (b) Each Subsidiary Guarantor further agrees that this Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Securityholder or the Trustee to any Security held for payment of the Guaranteed Obligations.

          (c) Each Subsidiary Guarantor agrees that it shall not be entitled to, and hereby irrevocably waives, any right of subrogation in relation to the Securityholders or the Trustee in respect of any Guaranteed Obligations. Each Subsidiary Guarantor further agrees that, as between such Subsidiary Guarantor, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article 6 for the purposes of such Subsidiary Guarantor's Subsidiary Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any Declaration of acceleration of such Guaranteed Obligations as provided in Article 6 hereof, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purpose of this Article 10.

          (d) Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Article 10.

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          (e)  The Subsidiary Guarantee set forth in this Article 10 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

SECTION 10.02.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE.

          (a) To evidence each Subsidiary Guarantor's Subsidiary Guarantee set forth in this Article 10, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee shall be placed on each Security authenticated and delivered by the Trustee.

          (b) This Indenture shall be executed on behalf of each Subsidiary Guarantor, and an Officer of each Subsidiary Guarantor shall sign the notation of the Subsidiary Guarantee on the Securities by manual or facsimile signature. If an Officer whose signature is on this Indenture or the notation of the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless. Each Subsidiary Guarantor hereby agrees that the Subsidiary Guarantee set forth in
Section 10.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of the Subsidiary Guarantee.

          (c) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of each Subsidiary Guarantor.

SECTION 10.03.  SUBSIDIARY GUARANTEE UNCONDITIONAL, ETC.

          Upon failure of payment when due of any Guaranteed Obligation for whatever reason, each Subsidiary Guarantor will be obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of: the recovery of any judgment against an Issuer or any Subsidiary Guarantor; any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of an Issuer under this Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security; any change in the corporate existence, structure or ownership of an Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting an Issuer or its assets or any resulting release or discharge of any obligation of an Issuer contained in this Indenture or any Security; the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against an Issuer, the Trustee, any Securityholder or any other Person, whether in connection herewith or any

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unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against an Issuer for any reason of this Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by an Issuer of the principal, premium, if any, or interest on any Security or any other Guaranteed Obligation; or any other act or omission to act or delay of any kind by an Issuer, the Trustee, any Securityholder or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Subsidiary Guarantors' obligations hereunder. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuers, protest, notice and all demand whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by the complete performance of the obligations contained in the Securities, this Indenture and in this Article 10. Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until this Indenture shall have terminated and the principal of and interest on the Securities and all other Guaranteed Obligations shall have been paid in full.
 If at any time any payment of the principal of or interest on any Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of an Issuer or otherwise, each Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article 10, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Issuers with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuers in respect thereof.

SECTION 10.04.   LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY.

          Each Subsidiary Guarantor and by its acceptance hereof each Securityholder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, Federal and state fraudulent conveyance laws or other legal principles. To effectuate the foregoing intention, the Securityholders and each Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other

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Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section
10.05 hereof, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting such fraudulent transfer or conveyance under federal or state law.

SECTION 10.05.  CONTRIBUTION.

          In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Issuers' obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to the Subsidiary Guarantee.

SECTION 10.06.  RELEASE.

          Upon the sale or disposition of all of the equity interests of a Subsidiary Guarantor to an entity which is not an Issuer or a Subsidiary of an Issuer, which is otherwise in compliance with this Indenture, such Subsidiary Guarantor shall be deemed released from all its obligations under this Indenture without any further action required on the part of the Trustee or any Securityholder and the Subsidiary Guarantee of such Subsidiary Guarantor shall terminate; provided, however, that any such termination shall occur if and only to the extent that all Obligations of each Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, Indebtedness of an Issuer and the other Subsidiary Guarantors shall also terminate upon such release, sale or transfer; provided further, that without limiting the foregoing, any proceeds received by an Issuer or any Subsidiary of an Issuer from such transaction shall be applied as provided in Section 4.10 and Section 3.09. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Issuers accompanied by an Officers' Certificate certifying as to the compliance with this Section 10.06. Any Subsidiary Guarantor not so released remains liable for the full amount of principal, premium, if any, and interest on the Securities as provided in this Article 10.

SECTION 10.07.  ADDITIONAL SUBSIDIARY GUARANTORS.

          Any Person that was not a Subsidiary Guarantor on the date of this Indenture may become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in substantially the form and substance satisfactory to the Trustee,

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which subjects such Person to the provisions (including, without limitation, the representations and warranties in this Article 10) of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel complying with Section
9.06 and to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion). The Subsidiary Guarantee of each Person described in this Section 10.07 shall apply to all Securities theretofore executed and delivered, notwithstanding any failure of such Securities to contain a notation of such Subsidiary Guarantee thereon.

SECTION 10.08. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN
TERMS.

          (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer. Upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee given by such Subsidiary Guarantor shall no longer have any force or effect.

          (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a corporation or corporations other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to a corporation other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor); provided, however, that, subject to Sections 10.06 and 10.08(a), (x) (i) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, or (ii) such transaction does not violate any covenants set forth in this Indenture, and (y) (i) the respective transaction is treated as an Asset Disposition for purposes of
Section 4.10 and Section 3.09 hereof or (ii) if the surviving corporation is not the Subsidiary Guarantor, each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee set forth in this Article 10, and the due and punctual performance and

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observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to, and be substituted for, the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor.

SECTION 10.09.  SUCCESSORS AND ASSIGNS.

          This Article 10 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 10.10.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

          Each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Subsidiary Guarantor from performing its Subsidiary Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 11

                                  MISCELLANEOUS

SECTION 11.01.  TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. Until such time as this Indenture becomes qualified under the TIA,

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the Issuers, the Subsidiary Guarantors and the Trustee shall be deemed subject to and governed by the TIA as if this Indenture were so qualified on the date hereof.

SECTION 11.02.  NOTICES.

          (a) Any notice or communication by the Issuers, any Subsidiary Guarantor or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), confirmed facsimile transmission or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Issuers or any of the Subsidiary Guarantors:

          Brill Media Company, LLC
          420 N.W. Fifth Street, Suite 3-B
          P.O. Box 3353
          Evansville, Indiana  47708
          Attention:  Alan R. Brill

          If to the Trustee:

          United States Trust Company of New York
          114 West 47th Street
          New York, NY  10036
          Attention:  Corporate Trust Administration
          Facsimile Number: (212) 852-1625

          (b) The Issuers or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

          (c) All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if by facsimile transmission; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          (d) Any notice or communication to a Securityholder shall be mailed by first class mail, postage prepaid, to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section

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313(c), to the extent required by the TIA.  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          (e) If a notice or communication is mailed to any Person in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          (f) If the Issuers mail a notice or communication to Securityholders, they shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.03.  COMMUNICATION BY SECURITYHOLDERS WITH OTHER
SECURITYHOLDERS.

          Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuers, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Issuers and/or any of the Subsidiary Guarantors to the Trustee to take any action under this Indenture, the Issuers and/or any of the Subsidiary Guarantors, as the case may be, shall furnish to the Trustee:

          (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied (except with regard to an authentication order pursuant to Section 2.02(c) hereof, which shall require a certificate of two Officers); and

          (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 11.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

          (i) a statement that the person making such certificate or opinion has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

SECTION 11.06.  RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07.  LEGAL HOLIDAYS.

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York City, or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

SECTION 11.08.  NO RECOURSE AGAINST OTHERS.

          No past, present or future director, officer, employee, agent, manager, stockholder or partner of an Issuer or its predecessors shall have any liability for any Obligations of an Issuer under the Securities or this Indenture or for any claim based on, in respect of, or by reason of such Obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for issuance of the Securities.

SECTION 11.09.  DUPLICATE ORIGINALS.

          The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 11.10.  GOVERNING LAW.

          This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 11.11.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Subsidiary Guarantors, an Issuer or their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.12.  SUCCESSORS.

          All agreements of the Issuers and the Subsidiary Guarantors in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.13.  SEVERABILITY.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.14.  COUNTERPART ORIGINALS.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

SECTION 11.15. TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


                              SIGNATURES

                              BRILL MEDIA COMPANY, LLC, a Virginia Limited
                              Liability Company

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By_______________________
                                Name: Alan R. Brill
                                Title:President


                              BRILL MEDIA MANAGEMENT, INC., a Virginia
                              Corporation


                              By_______________________
                                Name: Alan R. Brill
                                Title: President

                              BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company

                              BY:  BRILL MEDIA COMPANY, LLC, its Manager

                              BY: BRILL MEDIA MANAGEMENT, INC., its Manager


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: President


                              READING RADIO, INC., a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              TRI-STATE BROADCASTING, INC., a Virginia
                              Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              NORTHERN COLORADO RADIO,
                              INC., a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              NCR II, INC., a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MISSOURI
                              BROADCASTING, INC., a Virginia
                              Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMB II, INC.


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              NORTHLAND BROADCASTING, LLC,
                              a Virginia Limited Liability Company

                              By: NORTHLAND HOLDINGS, LLC, a
                                  Virginia Limited Liability Company,
                                  its Manager

                              By: BMC HOLDINGS, LLC,
                                  a Virginia Limited Liability
                                  Company, its Manager

                              By: BRILL MEDIA COMPANY, LLC
                                  a Virginia Limited Liability
                                  Company, its Manager

                              By: BRILL MEDIA MANAGEMENT,
                                  INC., a Virginia Corporation  its
                                  Manager


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: President


                              NB II, INC., a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN NEWSPAPERS,
                              INC., a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              CADILLAC NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMN ASSOCIATED PUBLICATIONS,
                              INC. a Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION
                              CO., L.P.

                              By: CENTRAL MICHIGAN
                                  DISTRIBUTION CO., INC. its General
                                  Partner


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President



                              CENTRAL MICHIGAN DISTRIBUTION CO., INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              GLADWIN NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              GRAPH ADS PRINTING, INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              MIDLAND BUYER'S GUIDE, INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              ST. JOHNS NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:_______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              HURON P.S. LLC, a Virginia Limited
                              Liability Company

                         By:  HURON HOLDINGS, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By:  BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By:  BRILL MEDIA COMPANY, LLC, its Manager


                         By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                         By:_______________________
                            Name:  Alan R. Brill
                            Title:  President


                         HURON NEWSPAPERS, LLC, a Virginia Limited
                         Liability Company

                         By:  BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: BRILL MEDIA COMPANY, LLC, a Virginia Limited Liability Company, its Manager

                         By:  BRILL MEDIA MANAGEMENT, INC., a Virginia
                              Corporation, its    Manager


                         By:_______________________
                            Name:  Alan R. Brill
                            Title:  President

                         HURON HOLDINGS, LLC, a Virginia Limited Liability
                         Company

                         By:  BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: BRILL MEDIA COMPANY, LLC, a Virginia Limited Liability Company, its Manager

                         By:  BRILL MEDIA MANAGEMENT, INC., a Virginia
                              Corporation, its    Manager


                         By:_______________________
                            Name:  Alan R. Brill
                            Title:  President


                         NORTHERN COLORADO HOLDINGS, LLC

                         By:  BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: BRILL MEDIA COMPANY, LLC, a Virginia Limited Liability Company, its Manager

                         By:  BRILL MEDIA MANAGEMENT, INC. a Virginia
                              Corporation, its Manager


                         By: _______________________
                              Alan R. Brill, President

                         NCR III, LLC, a Virginia Limited Liability Company

                         By: NCH II, LLC, a Virginia Limited Liability Company, its Manager

                         By:  BMC Holdings, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: Brill Media Company, LLC, a Virginia Limited Liability Company, its Manager

                         By: Brill Media Management, Inc., a Virginia Corporation, its Manager


                         By:_______________________
                            Name:  Alan R. Brill
                            Title:  President


                         NCH II, LLC, a Virginia Limited Liability Company

                         By:  BMC Holdings, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: BRILL MEDIA COMPANY, LLC, a Virginia Limited Liability Company, its Manager

                         By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                         By:_______________________
                            Name:  Alan R. Brill
                            Title:  President

                         NORTHLAND HOLDINGS, LLC, a Virginia Limited
                         Liability Company

                         By:  BMC Holdings, LLC, a Virginia Limited
                              Liability Company, its Manager

                         By: BRILL MEDIA COMPANY, LLC, a Virginia Limited Liability Company, its Manager

                         By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                         By:_______________________
                            Name: Alan R. Brill
                            Title: President


                         CMN HOLDING, INC., a Virginia Corporation


                         By:_______________________
                            Name: Alan R. Brill
                            Title: President


                         BRILL RADIO INC., a Virginia Corporation


                         By:_______________________
                            Name: Alan R. Brill
                            Title: President


                         BRILL NEWSPAPERS, INC., a Virginia Corporation


                         By:_______________________
                            Name: Alan R. Brill

                            Title: President


                         UNITED STATES TRUST COMPANY OF NEW YORK, as
                         Trustee


                         By:_______________________
                            Name:
                            Title:

                                                                     SCHEDULE 1




                              SUBSIDIARY GUARANTORS



1.   BMC Holdings, LLC
2.   Reading Radio, Inc.
3.   Tri-State Broadcasting, Inc.
4.   Northern Colorado Radio, Inc.
5.   NCR II, Inc.
6.   Central Missouri Broadcasting, Inc.
7.   CMB II, Inc.
8.   Northland Broadcasting, LLC
9.   NB II, Inc.
10.  Central Michigan Newspapers, Inc.
11.  Cadillac Newspapers, Inc.
12.  CMN Associated Publications, Inc.
13.  Central Michigan Distribution Co., L.P.
14.  Central Michigan Distribution Co., Inc.
15.  Gladwin Newspapers, Inc.
16.  Graph Ads Printing, Inc.
17.  Midland Buyer's Guide, Inc.
18.  St. Johns Newspapers, Inc.
19.  Huron Holdings, LLC
20.  Northern Colorado Holdings, LLC
21.  NCR III, LLC
22.  NCH II, LLC
23.  Northland Holdings, LLC
24.  CMN Holding, Inc.
25.  Brill Radio Inc.
26.  Brill Newspapers, Inc.
27.  Huron P.S., LLC
28.  Huron Newspapers, LLC

                                                                     SCHEDULE 2


                             LIENS/CAPITAL LEASES

                                                                                   MONTHLY   BALANCE AS OF
    COMPANY              LENDER            DESCRIPTION        PERMITTED LIENS      PAYMENT     8-31-97
------------------  -------------------  --------------     --------------------  ----------  ---------

CMB II............  Jefferson Bank       PMF                Equipment             $ 3,850     $153,593

CMB II............  Town & Country       Seller Financing   1st Lien Note/Stock     3,033      209,721
                    Communications                          Pledge

CMB II............  Jefferson Bank       Promissory Note    Unsecured               3,155      141,614

CMBI..............  Ford Motor           CL                 94 Ford                   447        3,881
                    Credit

CMBI..............  Tower Company,       CL                 FM Tower/              12,500      370,545
                    Inc.                                    Transmitter

CMNI..............  Ford Motor           CL                 94 Ford Van               447        4,571
                    Credit

CMNI..............  Ryder                CL                 98 Navistar Truck       2,410      104,200
                                                            and Stoughton
                                                            Trailer

CMNI..............  PX Investment        CMN Building       Mar 00                  3,850       59,901

CMNI..............  FirstBank            PMF                Imagesetter             3,713       62,055

CMNI..............  Heller               CL                 Inserting Machine       2,513       16,923

NB II.............  Al Quarnstrom        CL                 Equipment Lease           655        9,640

NB II.............  QB Broadcasting,     Seller Financing   1st Lien Note/Stock     9,074      628,118
                    Inc.                                    Pledge

NB, LLC...........  Citicorp             CL                 Broadcast               1,199       34,381
                                                            Equipment

NB, LLC...........  Colonial Pacific     CL                 Computer                  562       15,036
                                                            Equipment

NB, LLC...........  Republic Leasing     CL                 Broadcast                 584       14,973
                                                            Equipment

NCRI..............  Philip Brewer        Noncompete         Subordinated            3,984      185,571
                                         Agreement          2nd/Stock Pledge


                                                                      EXHIBIT A



     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES
     ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
     (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL

                                                                      EXHIBIT A
                                                                         Page 2

     ACCEPTABLE TO THE ISSUERS HEREOF THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
     NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INITIAL INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE FROM THE INITIAL PURCHASER OF THIS NOTE SHALL NOT BE PERMITTED TO TRANSFER THIS NOTE TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS HEREOF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES"

                                                                      EXHIBIT A
                                                                         Page 3
     AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY
     REGULATION S UNDER THE SECURITIES ACT.  THE INDENTURE CONTAINS A
     PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF
     THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.(*)

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.(*)

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
     REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
     CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR
     REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
     CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS

----------------
(*)  To be included in Restricted Securities only.

(*)  To be included in the Global Note only.

                                                                      EXHIBIT A
                                                                         Page 4

     IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE &
     CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
     AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
     TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
     OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
     INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &
     CO., HAS AN INTEREST HEREIN.*/

     THIS SECURITY WILL BE CONSIDERED TO HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR PURPOSES OF SECTIONS 1271 ET.SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS SECURITY IS DECEMBER 30, 1997. FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF BRILL MEDIA COMPANY, LLC AT 812-423-6200 OR AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS SECURITY.

                                                                     EXHIBIT A
                                                                        Page 5

                                                                     CUSIP No:

                               (Front of Security)

No.                                                                 $__________

                            BRILL MEDIA COMPANY, LLC
                          BRILL MEDIA MANAGEMENT, INC.
                       12% Senior Notes due 2007, Series A


BRILL MEDIA COMPANY, LLC, a Virginia limited liability company, and BRILL MEDIA MANAGEMENT, INC., a Virginia corporation, jointly and severally, promise to pay to ____________________________________, or its registered assigns, the principal sum of $____________ [For Global Notes add: , as such amount may be increased or decreased on the records of the Trustee,] on December 15, 2007.

Interest Payment Dates:  June 15 and December 15, commencing June 15, 1998.

Interest Record Dates:  June 1 and December 1 (whether or not a Business
Day).

Additional provisions of this Security are set forth on the other side of this Security.

                              Dated:

                              BRILL MEDIA COMPANY, LLC, a Virginia Limited
                              Liability Company

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By: _____________________________
                                   Name:  Alan R. Brill
                                   Title:  President


                              By: _____________________________
                                   Name:
                                   Title:

                                                                     EXHIBIT A
                                                                        Page 6

                              BRILL MEDIA MANAGEMENT, INC., a Virginia
                              Corporation


                              By: _____________________________
                                   Name:  Alan R. Brill
                                   Title:  President


                              By: _____________________________
                                   Name:
                                   Title:

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

By:_________________________________
     Authorized Officer

                                                                     EXHIBIT A
                                                                        Page 7


                              (Reverse of Security)

                       12% SENIOR NOTE DUE 2007, Series A

          Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

          1. Interest. Brill Media Company LLC, a Virginia limited liability company ("BMC"), and Brill Media Management, Inc., a Virginia corporation (together with BMC, the "Issuers"), jointly and severally, promise to pay interest on the principal amount of this Security at the rate and in the manner specified below. The Issuers shall pay, in cash, interest on the principal amount of this Security at the rate per annum of 7 1/2% per annum from the date of original issuance until December 15, 1999, and at a rate of 12% per annum from and including December 15, 1999 until maturity. The Issuers will pay interest semiannually in arrears on June 15 and December 15 of each year (each an "Interest Payment Date"), commencing June 15, 1998, or if any such day is not a Business Day on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Securities. To the extent lawful, the Issuers shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Securities; they shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rate of interest payable on this Security shall be subject to the assessment of additional interest (the "Additional Interest") as follows:

          (i) if neither the Exchange Offer Registration Statement (as defined below) nor the Shelf Registration Statement (as defined below) is filed within 60 days following the Issue Date (the "Filing Date"), Additional Interest shall accrue on the Initial Securities over and above the stated interest at a rate of 0.50% per annum for the first 60 days commencing on the 61st day after the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period;

          (ii) if neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective within 150 days following the Filing Date, Additional Interest shall accrue on the Initial Securities over and above the stated interest at a rate of 0.50% per annum for the first 120 days commencing on the 151st day after the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; or

                                                                     EXHIBIT A
                                                                        Page 8

          (iii) if (A) the Issuers and the Subsidiary Guarantors have not exchanged all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to 180 days after the Filing Date or (B) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Issue Date (unless all the Securities have been sold thereunder), then Additional Interest shall accrue on the Initial Securities over and above the stated interest at a rate of 0.50% per annum for the first 30 days commencing on (x) the 181st day after the Filing Date with respect to the Securities validly tendered and not exchanged by the Issuers, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective or usable for its intended purpose in the case of (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; provided, however, that the Additional Interest rate on the Securities may not exceed in the aggregate 1.5% per annum in any event; and provided further, that (1) upon the filing of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Securities for all Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause
(iii)(C) above), Additional Interest on the Initial Securities as a result of such clause or the relevant subclause thereof, as the case may be, shall cease to accrue.

          "Exchange Offer" shall mean the exchange offer by the Issuers of Initial Securities for Exchange Securities pursuant to Section 2(a) of the Registration Rights Agreement.

          "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Offering Memorandum or prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Interest Record Date" shall have the meaning provided on the front of this Security.

                                                                     EXHIBIT A
                                                                        Page 9


          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers and the Subsidiary Guarantors pursuant to the provisions of the Registration Rights Agreement which covers all of the Registrable Notes (as defined therein) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Offering Memorandum contained therein, all exhibits thereto and all material incorporated by reference therein.

          2. Method of Payment. The Issuers shall pay interest on this Security (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Interest Record Date immediately preceding the Interest Payment Date, even if such Securities are cancelled after such Interest Record Date and on or before such Interest Payment Date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

          3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers or any Subsidiary Guarantor may act in any such capacity.

          4. Indenture. The Issuers issued the Securities under an Indenture, dated as of December 30, 1997 (the "Indenture"), among the Issuers, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA as in effect on the date the Indenture is qualified, except as the Indenture otherwise provides. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. The Securities are senior Obligations of the Issuers limited to $105,000,000 in aggregate principal amount.

          5.(a) Optional Redemption. Except as indicated in the next succeeding paragraph, Securities will not be redeemable at the option of the Issuers prior to December 15, 2002. On and after such date, the Securities will be redeemable, at the Issuers' option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), if

                                                                     EXHIBIT A
                                                                       Page 10

redeemed during the 12-month period commencing on December 15th of the years set forth below, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date):

          Period                              Redemption Price

          2002................................     106.00%
          2003................................     104.00%

          2004................................     102.00%

          2005 and thereafter.................     100.00%

          (b) Optional Redemption Upon Public Equity Offerings. In the event of the sale by an Issuer prior to December 15, 2000 of its Capital Stock (other than Disqualified Stock) in one or more Public Equity Offerings the Net Cash Proceeds of which are at least $25.0 million in the aggregate, the Issuers may, at their option, use the Net Cash Proceeds of such sale or sales of Capital Stock to redeem up to 25% of the aggregate principal amount of the aggregate principal amount of the Securities at a redemption price, in the case of a redemption date prior to December 15, 1999, equal to 112.0% of the Accreted Value thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date) and for any redemption date on or after December 15, 1999, at a redemption price equal to 112.0% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date); provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least $79.0 million. In order to effect the foregoing redemption with the proceeds of any such sale of Capital Stock, the Issuers shall make such redemption not more than 90 days after the consummation of any such sale or sales of Capital Stock.

          6. Mandatory Redemption. The Securities are not subject to mandatory redemption or sinking fund payments.

          7. Repurchase at Option of Securityholder. (a) If there is a Change of Control, each Holder of Securities will have the right to require the Issuers to repurchase all or any part of such Holder's Securities, in the case of a repurchase date prior to December 15, 1999, at a purchase price in cash equal to 101% of the Accreted Value thereof plus any accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due

                                                                     EXHIBIT A
                                                                       Page 11

on the relevant Interest Payment Date) and for any repurchase date on or after December 15, 1999, at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment
Date) (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price"). Within 30 days following any Change of Control, the Issuers will mail a notice to each Securityholder stating (i) that a Change of Control has occurred and that such Securityholder has the right to require the Issuers to repurchase all or any part of such Securityholder's Securities at a repurchase price in cash equal to the Change of Control Purchase Price (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date); (ii) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control); (iii) the repurchase date (which will be no earlier then 30 days nor later than 60 days from the date such notice is mailed); and (iv) the procedures, determined by the Issuers consistent with the Indenture, that a Securityholder must follow in order to have its Securities repurchased. Securityholders that are subject to an offer to repurchase may elect to have such Securities repurchased by completing the form entitled "Option of Securityholder to Elect Purchase" appearing below.

          (b) If an Issuer or a Subsidiary consummates any Asset Disposition, and when the aggregate amount of Net Available Cash from such an Asset Disposition exceeds $10 million (except as otherwise set forth in Section
4.10 of the Indenture), the Issuers shall be required to offer to purchase the maximum principal amount of Securities, that is in an integral multiple of $1,000, that may be purchased out of the Net Available Cash at 100% of the Accreted Value thereof if such purchase date occurs prior to December 15, 1999, and at 100% of the principal amount thereof if such purchase date occurs on or after December 15, 1999, in each case plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. If the aggregate principal amount of Securities surrendered by Holders thereof exceeds the amount of Net Available Cash, the Securities to be redeemed shall be selected on a pro rata basis to the extent practicable. Securityholders that are the subject of an offer to purchase will receive an Asset Disposition Offer from the Issuers prior to any related purchase date and may elect to have such Securities purchased by completing the form entitled "Option of Securityholder to Elect Purchase" appearing below.

          8. Notice of Redemption. Notice of redemption shall be mailed at least 30 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Securityholder are to be redeemed. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption.

                                                                     EXHIBIT A
                                                                       Page 12

          9. Registration Rights. Pursuant to the Registration Rights Agreement, and subject to certain terms and conditions stated therein, the Issuers will be obligated to consummate an Exchange Offer pursuant to which the Holders of the Initial Securities shall have the right to exchange this Security for Exchange Securities, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities except that the Exchange Notes
(i) shall contain no restrictive legend thereon and (ii) shall not be entitled to any further registration rights hereunder or to any Additional Interest.

          10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities to be redeemed and ending at the close of business on the day of selection or during the period between an Interest Record Date and the corresponding Interest Payment Date.

          11. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Issuers shall treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

          12. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Issuers and the Trustee may amend or supplement the Indenture or the Securities with the consent of the Holders of a majority in principal amount of the then outstanding Securities, and, among other things, any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Under certain conditions, without the consent of any Securityholder, the Issuers and the Trustee may amend the Indenture or the Securities may be amended to, among other things, cure any ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect the rights of any Securityholder.

                                                                     EXHIBIT A
                                                                       Page 13

          13. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the unpaid principal of, and any accrued and unpaid interest on, all the Securities to be due and payable immediately; provided, that in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to an Issuer or any Subsidiary Guarantor, all outstanding Securities shall become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Issuers and each Subsidiary Guarantor must furnish an annual compliance certificate to the Trustee.

          14. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers, the Subsidiary Guarantors or any Affiliate of the Issuers or the Subsidiary Guarantors, and may otherwise deal with the Issuers, the Subsidiary Guarantors and their respective Affiliates as if it were not the Trustee.

          15. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Issuers and their Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions provided for in the Indenture. The Issuers and each Subsidiary Guarantor must annually report to the Trustee on compliance with such limitations.

          16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          17. Subsidiary Guarantee. Each Subsidiary Guarantor has jointly and severally irrevocably and unconditionally guaranteed the payment of principal, premium, if any, and interest (including interest on overdue principal and overdue interest, if lawful) on the Securities; provided, however, each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a

                                                                     EXHIBIT A
                                                                       Page 14

contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

          18. Defeasance. Subject to certain conditions provided for in the Indenture, the Issuers at any time may terminate some or all of their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to redemption or maturity, as the case may be.

          19. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

          20. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=
Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          21. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Issuers will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Request may be made to:

                    Brill Media Company, LLC
                    420 N.W. Fifth Street, Suite 3-B
                    P.O. Box 3353
                    Evansville, Indiana 47708
                    Attn:  Alan R. Brill

                                                                    EXHIBIT A
                                                                      Page 15

                          FORM OF NOTATION ON SECURITY
                        RELATING TO SUBSIDIARY GUARANTEE

                              SUBSIDIARY GUARANTEE

          The Subsidiary Guarantors (as defined in the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor Person under the Indenture) (i) have jointly and severally irrevocably and unconditionally guaranteed as a primary obligor and not a surety (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee"), (a) the due and punctual payment of the principal, premium, if any, and interest on the Securities, whether at Stated Maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, (c) the due and punctual performance of all other monetary Obligations of the Issuers under the Indenture and the Securities to the Securityholders or the Trustee, all in accordance with the terms set forth in
Article 10 of the Indenture and (d) in case of any extension of time of payment or renewal of any Securities or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Subsidiary Guarantee.

          The Obligations of each Subsidiary Guarantor to the Securityholders of Securities and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

          No stockholder, officer, director or incorporator, as such, past, present or future of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This is a continuing Subsidiary Guarantee and, except as otherwise expressly provided for in Section 10.06 of the Indenture, shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Issuers' Obligations under the Securities and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to

                                                                    EXHIBIT A
                                                                      Page 16

the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not of collectability.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                   Subsidiary Guarantors:

                                   BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company

                                   BY:  BRILL MEDIA COMPANY, LLC, its
                                        Manager

                                   BY:  BRILL MEDIA MANAGEMENT, INC., its
                                        Manager


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: President


                                   READING RADIO, INC., a Virginia
                                   Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President

                                                                    EXHIBIT A
                                                                      Page 17

                                   TRI-STATE BROADCASTING, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   NORTHERN COLORADO RADIO, a Virginia
                                   Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   NCR II, INC., a Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CENTRAL MISSOURI
                                   BROADCASTING, INC., a Virginia
                                   Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CMB II, INC.


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President

                                                                    EXHIBIT A
                                                                      Page 18

                                   NORTHLAND BROADCASTING, LLC,
                                   a Virginia Limited Liability Company

                                   By:  NORTHLAND HOLDINGS, LLC,
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By:  BMC HOLDINGS, LLC,
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By:  BRILL MEDIA COMPANY, LLC
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation, its
                                        Manager


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: President


                                   NB II, INC., a Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CENTRAL MICHIGAN NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President

                                                                    EXHIBIT A
                                                                      Page 19

                                   CADILLAC NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CMN ASSOCIATED PUBLICATIONS,
                                   INC. a Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CENTRAL MICHIGAN DISTRIBUTION
                                   CO., L.P.

                                   By: CENTRAL MICHIGAN
                                   DISTRIBUTION CO., INC. its General
                                   Partner


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   CENTRAL MICHIGAN DISTRIBUTION
                                   CO., INC., a Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President

                                                                    EXHIBIT A
                                                                      Page 20


                                   GLADWIN NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   GRAPH ADS PRINTING, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   MIDLAND BUYER'S GUIDE, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   ST. JOHNS NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                                   HURON P.S. LLC, a Virginia Limited
                                   Liability Company

                                   By:  HURON HOLDINGS, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                                                    EXHIBIT A
                                                                      Page 21

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA COMPANY, LLC,
                                        its Manager


                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation, its
                                        Manager


                                   By:___________________________________
                                    Name:  Alan R. Brill
                                    Title:  President


                                   HURON NEWSPAPERS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation, its
                                        Manager


                                   By:___________________________________
                                    Name:  Alan R. Brill
                                    Title:  President

                                                                    EXHIBIT A
                                                                      Page 22

                                   HURON HOLDINGS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC., a
                                        Virginia Corporation, its Manager


                                   By:___________________________________
                                    Name:  Alan R. Brill
                                    Title:  President


                                   NORTHERN COLORADO HOLDINGS, LLC

                                   By:  BMC HOLDINGS, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC. a
                                        Virginia Corporation, its Manager


                                   By:___________________________________
                                          Alan R. Brill, President


                                   NCR III, LLC, a Virginia Limited
                                   Liability Company

                                                                    EXHIBIT A
                                                                      Page 23

                                   By:  NCH II, LLC, a Virginia Limited
                                        Liability Company, its Manager

                                   By:  BMC Holdings, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  Brill Media Company, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  Brill Media Management, Inc., a
                                        Virginia Corporation


                                   By:___________________________________
                                    Name:  Alan R. Brill
                                    Title:  President


                                   NCH II, LLC, a Virginia Limited
                                   Liability Company

                                   By:  BMC Holdings, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC., a
                                        Virginia Corporation, its Manager


                                   By:___________________________________
                                    Name:  Alan R. Brill
                                    Title:  President


                                   NORTHLAND HOLDINGS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC Holdings, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                                                    EXHIBIT A
                                                                      Page 24

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC., a
                                        Virginia Corporation, its Manager


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: President


                                   CMN HOLDING, INC., a Virginia
                                   Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: President


                                   BRILL RADIO INC., a Virginia
                                   Corporation


                                    By:___________________________________
                                     Name: Alan R. Brill
                                     Title: President


                                   BRILL NEWSPAPERS, INC., a Virginia
                                   Corporation


                                   By:___________________________________
                                    Name: Alan R. Brill
                                    Title: President

                                                                    EXHIBIT A
                                                                      Page 25

                                                                    EXHIBIT A
                                                                      Page 26


                             ASSIGNMENT FORM


     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

------------------------------------------------------------------
              (Insert assignee's soc. sec. or tax I.D. no.)


------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
       (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        -------------------------------------------

                                                                    EXHIBIT A
                                                                      Page 27

agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:__________________


                         Your Signature:_______________________________
                         (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:




------------------------------
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                    EXHIBIT A
                                                                      Page 28

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) December 30, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                                Check One
                                ---------

     (1)  ___  to an Issuer or a Subsidiary thereof; or

     (2) ___ pursuant to and in compliance with Rule 144A under the Securities Act; or

     (3) ___ to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

     (4) ___ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

     (5) ___ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

     (6) ___ pursuant to an effective registration statement under the Securities Act; or

     (7) ___ pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided that if box (3),
(4), (5) or (7) is checked, the Issuers or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or an Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this

                                                                    EXHIBIT A
                                                                      Page 29

Security in the name of any Person other than the Securityholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Dated:________________    Signed: _________________________________________
                                      (Sign exactly as name appears on
                                       the other side of this Security)


Signature Guarantee:_______________________________________________________


-------------------------------
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


      TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________   _________________________________________
                                  NOTICE:  To be executed by an
                                              executive officer

                                                                    EXHIBIT A
                                                                      Page 30

               OPTION OF SECURITYHOLDER TO ELECT PURCHASE


          If you want to elect to have all or any part of this Security purchased by the Issuers pursuant to Section 4.10 or Section 4.14 of the Indenture check the appropriate box:

               / /  Section 4.10      / /  Section 4.14

          If you want to have only part of the Security purchased by the Issuers pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$__________________________________


Date: ______________________________


                       Your Signature:___________________________________
                       (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:


---------------------------------
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                           EXHIBIT B


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(*)

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.(*)

_____________________________
(*)  To be included in the Global Note only.

                                                           EXHIBIT B
                                                              Page 2

THIS SECURITY WILL BE CONSIDERED TO HAVE BEEN ISSUED ON DECEMBER 31, 1997 WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR PURPOSES OF SECTIONS 1271 ET.SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF BRILL MEDIA COMPANY, LLC AT 812-423-6200 OR AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS SECURITY.

                                                           EXHIBIT B
                                                              Page 3

                                                           CUSIP No:
                           (Front of Security)
No. 1                                                      $___________

                        BRILL MEDIA COMPANY, LLC
                      BRILL MEDIA MANAGEMENT, INC.
                   12% Senior Note dues 2007, Series B

BRILL MEDIA COMPANY, LLC, a Virginia limited liability company and BRILL MEDIA MANAGEMENT, INC., a Virginia corporation, jointly and severally, promise to pay to ________________________________________, or its registered assigns, the principal sum of $____________, [For Global Exchange Notes add:, as such amount may be increased or decreased on the records of the Trustee,] on December 15, 2007.

Interest Payment Dates: June 15 and December 15, commencing June 15, 1998.

Interest Record Dates: June 1 and December 1 (whether or not a Business Day).

Additional provisions of this Security are set forth on the other side of this Security.

                                       Dated:

                                       BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company

                                       By:  BRILL MEDIA MANAGEMENT, INC., a
                                            Virginia Corporation, its
                                            Manager


                                       By: _____________________________
                                            Name:  Alan R. Brill
                                            Title:  President


                                       By: _____________________________
                                           Name:
                                           Title:

                                                           EXHIBIT B
                                                              Page 4

                                      BRILL MEDIA MANAGEMENT, INC., a
                                      Virginia Corporation


                                      By: _____________________________
                                           Name:  Alan R. Brill
                                           Title:  President


                                      By: _____________________________
                                           Name:
                                           Title:



TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

By:_____________________________
     Authorized Officer

                                                           EXHIBIT B
                                                              Page 5

                          (Reverse of Security)

                   12% SENIOR NOTE DUE 2007, SERIES B


          Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

          1. Interest. Brill Media Company, LLC, a Virginia limited liability company ("BMC"), and Brill Media Management Inc., a Virginia corporation (together with BMC, the "Issuers"), jointly and severally, promise to pay interest on the principal amount of this Security at the rate and in the manner specified below. The Issuers shall pay, in cash, interest on the principal amount of this Security at the rate per annum of 7 1/2% per annum from the date of original issuance until December 15, 1999, and at a rate of 12% per annum from and including December 15, 1999 until maturity.
The Issuers will pay interest semiannually in arrears on June 15 and December 15 of each year (each an "Interest Payment Date"), commencing June 15, 1998, or if any such day is not a Business Day on the next succeeding Business Day.
 Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Securities. To the extent lawful, the Issuers shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Securities; they shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

          2. Method of Payment. The Issuers shall pay interest on this Security (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Interest Record Date immediately preceding the Interest Payment Date, even if such Securities are cancelled after such Interest Record Date and on or before such Interest Payment Date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

                                                           EXHIBIT B
                                                              Page 6

          3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers, or any Subsidiary Guarantor may act in any such capacity.

          4. Indenture. The Issuers issued the Securities under an Indenture, dated as of December 30, 1997 (the "Indenture"), among the Issuers, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA as in effect on the date the Indenture is qualified, except as the Indenture otherwise provides. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. The Securities are senior Obligations of the Issuers limited to $105,000,000 in aggregate principal amount.

          5.(a) Optional Redemption. Except as indicated in the next succeeding paragraph, Securities will not be redeemable at the option of the Issuers prior to December 15, 2002. On and after such date, the Securities will be redeemable, at the Issuers' option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), if redeemed during the 12-month period commencing on December 15th of the years set forth below, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date):

     Period
     ------
     Redemption Price
     ----------------

     2002......................    106.00%
     2003......................    104.00%
     2004......................    102.00%
     2005 and thereafter.......    100.00%

          (b) Optional Redemption Upon Public Equity Offerings. In the event of the sale by an Issuer prior to December 15, 2000 of its Capital Stock (other than Disqualified Stock) in one or more Public Equity Offerings the Net Cash Proceeds of which are at least $25.0 million in the aggregate, the Issuers may, at their option, use the

                                                           EXHIBIT B
                                                              Page 7

Net Cash Proceeds of such sale or sales of Capital Stock to redeem up to 25% of the aggregate principal amount of the aggregate principal amount of the Securities at a redemption price, in the case of a redemption date prior to December 15, 1999, equal to 112.0% of the Accreted Value thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date) and for any redemption date on or after December 15, 1999, at a redemption price equal to 112.0% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment
Date); provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least $79.0 million. In order to effect the foregoing redemption with the proceeds of any such sale of Capital Stock, the Issuers shall make such redemption not more than 90 days after the consummation of any such sale or sales of Capital Stock.

          6. Mandatory Redemption. The Securities are not subject to mandatory redemption or sinking fund payments.

          7. Repurchase at Option of Securityholder. (a) If there is a Change of Control, each Holder of Securities will have the right to require the Issuers to repurchase all or any part of such Holder's Securities, in the case of a repurchase date prior to December 15, 1999, at a purchase price in cash equal to 101% of the Accreted Value thereof plus any accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date) and for any repurchase date on or after December 15, 1999, at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment
Date) (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price"). Within 30 days following any Change of Control, the Issuers will mail a notice to each Securityholder stating (i) that a Change of Control has occurred and that such Securityholder has the right to require the Issuers to repurchase all or any part of such Securityholder's Securities at a repurchase price in cash equal to the Change of Control Purchase Price (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date); (ii) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control); (iii) the repurchase date (which will be no earlier then 30 days nor later than 60 days from the

                                                           EXHIBIT B
                                                              Page 8

date such notice is mailed); and (iv) the procedures, determined by the Issuers consistent with the Indenture, that a Securityholder must follow in order to have its Securities repurchased. Securityholders that are subject to an offer to repurchase may elect to have such Securities repurchased by completing the form entitled "Option of Securityholder to Elect Purchase" appearing below.

          (b) If an Issuer or a Subsidiary consummates any Asset Disposition, and when the aggregate amount of Net Available Cash from such an Asset Disposition exceeds $10 million (except as otherwise set forth in Section
4.10 of the Indenture), the Issuers shall be required to offer to purchase the maximum principal amount of Securities, that is in an integral multiple of $1,000, that may be purchased out of the Net Available Cash, at 100% of the Accreted Value thereof if such purchase date occurs prior to December 15, 1999, and at 100% of the principal amount thereof if such purchase date occurs on or after December 15, 1999, in each case plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. If the aggregate principal amount of Securities surrendered by Holders thereof exceeds the amount of Net Available Cash, the Securities to be redeemed shall be selected on a pro rata basis to the extent practicable. Securityholders that are the subject of an offer to purchase will receive an Asset Disposition Offer from the Issuers prior to any related purchase date and may elect to have such Securities purchased by completing the form entitled "Option of Securityholder to Elect Purchase" appearing below.

          8. Notice of Redemption. Notice of redemption shall be mailed at least 30 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Securityholder are to be redeemed. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption.

          9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities during a period beginning on the opening of business on a Business Day 15 days before the day of any selection of Securities to be redeemed and ending on the

                                                           EXHIBIT B
                                                              Page 9

close of business on the day of selection or during the period between a Interest Record Date and the corresponding Interest Payment Date.

          10. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

          11. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Issuers and the Trustee may amend or supplement the Indenture or the Securities with the consent of the Holders of a majority in principal amount of the then outstanding Securities, and, among other things, any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Under certain conditions, without the consent of any Securityholder, the Issuers and the Trustee may amend the Indenture or the Securities may be amended to, among other things, cure any ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect the rights of any Securityholder.

          12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the unpaid principal of, and any accrued and unpaid interest on, all the Securities to be due and payable immediately; provided, that in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to an Issuer or any Subsidiary Guarantor, all outstanding Securities shall become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Issuers and each Subsidiary Guarantor must furnish an annual compliance certificate to the Trustee.

                                                           EXHIBIT B
                                                             Page 10

          13. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers, the Subsidiary Guarantors or any Affiliate of the Issuers or the Guarantors, and may otherwise deal with the Issuers, the Subsidiary Guarantors and their respective Affiliates as if it were not Trustee.

          14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Issuers and their Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions provided for in the Indenture. The Issuers and each Subsidiary Guarantor must annually report to the Trustee on compliance with such limitations.

          15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          16. Subsidiary Guarantee. Each Subsidiary Guarantor has jointly and severally irrevocably and unconditionally guaranteed the payment of principal, premium, if any, and interest (including interest on overdue principal and overdue interest, if lawful) on the Securities; provided, however, each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

          17. Defeasance. Subject to certain conditions provided for in the Indenture, the Issuers at any time may terminate some or all of their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to redemption or maturity, as the case may be.

          18. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

          19. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT

                                                           EXHIBIT B
                                                             Page 11



(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Issuers will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Request may be made to:

                       Brill Media Company, LLC
                       420 N.W. Fifth Street, Suite 3-B
                       P.O. Box 3353
                       Evansville, Indiana 47708
                       Attn:  Alan R. Brill

                                                                     EXHIBIT B
                                                                       Page 12



                         FORM OF NOTATION ON SECURITY
                       RELATING TO SUBSIDIARY GUARANTEE

                             SUBSIDIARY GUARANTEE

          The Subsidiary Guarantors (as defined in the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor person under the Indenture) (i) have jointly and severally irrevocably and unconditionally guaranteed as a primary obligor and not a surety, (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee") (a) the due and punctual payment of the principal, premium, if any, and interest on the Securities, whether at Stated Maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful,
(c) the due and punctual performance of all other monetary Obligations of the Issuers under the Indenture and the Securities to the Securityholders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture and (d) in case of any extension of time of payment or renewal of any Securities or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Subsidiary Guarantee.

          The Obligations of each Subsidiary Guarantor to the Securityholders of Securities and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

          No stockholder, officer, director or incorporator, as such, past, present or future of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This is a continuing Subsidiary Guarantee and, except as otherwise expressly provided for in Section 10.06 of the Indenture, shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Issuers' Obligations under the Securities and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to

                                                                     EXHIBIT B
                                                                       Page 13



the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not of collectability.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                   Subsidiary Guarantors:

                                   BMC HOLDINGS, LLC, a Virginia
                                   Limited Liability Company

                                   BY:  BRILL MEDIA COMPANY, LLC,
                                        its Manager

                                   BY: BRILL MEDIA MANAGEMENT, INC.,
                                       its Manager


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President


                                   READING RADIO, INC., a Virginia
                                   Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 14



                                   TRI-STATE BROADCASTING, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   NORTHERN COLORADO RADIO,
                                   INC., a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   NCR II, INC., a Virginia
                                   Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CENTRAL MISSOURI
                                   BROADCASTING, INC., a Virginia
                                   Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CMB II, INC.


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 15



                                   NORTHLAND BROADCASTING, LLC, a
                                   Virginia Limited Liability Company

                                   By: NORTHLAND HOLDINGS, LLC,
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By: BMC HOLDINGS, LLC,
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By: BRILL MEDIA COMPANY, LLC
                                        a Virginia Limited Liability
                                        Company, its Manager

                                   By: BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation
                                        its  Manager


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President


                                   NB II, INC., a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CENTRAL MICHIGAN NEWSPAPERS,
                                   INC., a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 16

                                   CADILLAC NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CMN ASSOCIATED PUBLICATIONS,
                                   INC. a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CENTRAL MICHIGAN DISTRIBUTION
                                   CO., L.P.

                                   By: CENTRAL MICHIGAN
                                   DISTRIBUTION CO., INC. its General
                                   Partner


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   CENTRAL MICHIGAN DISTRIBUTION
                                   CO., INC., a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 17


                                   GLADWIN NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   GRAPH ADS PRINTING, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   MIDLAND BUYER'S GUIDE, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   ST. JOHNS NEWSPAPERS, INC., a
                                   Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: Vice President


                                   HURON P.S. LLC, a Virginia Limited
                                   Liability Company

                                   By:  HURON HOLDINGS, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                                                     EXHIBIT B
                                                                       Page 18


                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA COMPANY, LLC,
                                        its Manager


                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation,
                                        its Manager


                                   By:____________________________
                                      Name:  Alan R. Brill
                                      Title:  President


                                   HURON NEWSPAPERS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation, its
                                        Manager


                                   By:____________________________
                                      Name:  Alan R. Brill
                                      Title:  President

                                                                     EXHIBIT B
                                                                       Page 19


                                   HURON HOLDINGS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability
                                        Company, its Manager

                                   By:  BRILL MEDIA MANAGEMENT,
                                        INC., a Virginia Corporation,
                                        its Manager


                                   By:____________________________
                                      Name:  Alan R. Brill
                                      Title:  President


                                   NORTHERN COLORADO HOLDINGS,
                                   LLC

                                   By:  BMC HOLDINGS, LLC, a Virginia
                                        Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company,
                                        its Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC. a
                                        Virginia Corporation, its Manager


                                   By:____________________________
                                        Alan R. Brill, President


                                   NCR III, LLC, a Virginia Limited Liability
                                   Company

                                                                     EXHIBIT B
                                                                       Page 20


                                   By: NCH II, LLC, a Virginia Limited Liability
                                       Company, its Manager

                                   By:  BMC Holdings, LLC, a Virginia Limited
                                        Liability Company, its Manager

                                   By:  Brill Media Company, LLC, a Virginia
                                        Limited Liability Company, its Manager



                                   By: Brill Media Management, Inc., a Virginia Corporation


                                   By:____________________________
                                        Name:  Alan R. Brill
                                        Title:  President


                                   NCH II, LLC, a Virginia Limited Liability
                                   Company

                                   By:  BMC Holdings, LLC, a Virginia Limited
                                        Liability Company, its Manager

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC.,
                                        a Virginia Corporation, its Manager


                                   By:____________________________
                                      Name:  Alan R. Brill
                                      Title:  President


                                   NORTHLAND HOLDINGS, LLC, a Virginia
                                   Limited Liability Company

                                   By:  BMC Holdings, LLC, a Virginia Limited
                                        Liability Company, its Manager

                                                                     EXHIBIT B
                                                                       Page 21

                                   By:  BRILL MEDIA COMPANY, LLC, a
                                        Virginia Limited Liability Company, its
                                        Manager

                                   By:  BRILL MEDIA MANAGEMENT, INC.,
                                        a Virginia Corporation, its Manager


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President


                                   CMN HOLDING, INC., a Virginia Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President


                                   BRILL RADIO INC., a Virginia  Corporation

                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President


                                   BRILL NEWSPAPERS, INC., a Virginia
                                   Corporation


                                   By:____________________________
                                      Name: Alan R. Brill
                                      Title: President

                                                                     EXHIBIT B
                                                                       Page 22




                                ASSIGNMENT FORM


     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

______________________________________________________________________________
              (Insert assignee's soc. sec. or tax I.D. no.)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
          (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________________________

                                                                     EXHIBIT B
                                                                       Page 23

agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date: ___________________


                         Your Signature: _____________________________________
                         (Sign exactly as your name appears on the face of this
                          Security)

Signature Guarantee:




__________________________
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                     EXHIBIT B
                                                                       Page 24



                  OPTION OF SECURITYHOLDER TO ELECT PURCHASE


          If you want to elect to have all or any part of this Security purchased by the Issuers pursuant to Section 4.10 or Section 4.14 of the Indenture check the appropriate box:

              / /   Section 4.10    / /   Section 4.14

          If you want to have only part of the Security purchased by the Issuers pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$______________________


Date:________________________




                                       Your Signature:________________________
                                       (Sign exactly as your name appears on the
                                        face of this Security)

Signature Guarantee:



__________________________
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                     EXHIBIT C



                            Form of Certificate To Be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors



United States Trust Company of New York
114 West 47th Street
New York, New York 10036-1532
Attention:  Corporate Trust Administration


     Re:  Brill Media Company, LLC and
          Brill Media Management, Inc.
          12% Senior Notes due 2007

Ladies and Gentlemen:

          In connection with our proposed purchase of 12% Senior Notes due 2007 (the "Securities") of Brill Media Company, LLC ("Brill") and Brill Media Management, Inc. (together with BMC, the "Issuers"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated December 23, 1997 relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on pages (ii) and (iii) of the Offering Memorandum and in the section entitled "Notes Transfer Restrictions" of the Offering Memorandum including the restrictions on duplication and circulation of the Offering Memorandum.

          2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                                                                     EXHIBIT C
                                                                        Page 2

          3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Securities prior to the date which is two years after the original issuance of the Securities, we will do so only (i) to an Issuer or any of its subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act,
(v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Transfer Restrictions" of the Offering Memorandum.

          5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Issuers such certification, legal opinions and other information as the Trustee and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

          6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                                                                     EXHIBIT C
                                                                        Page 3


          7. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,



                              By:
                                 -------------------------------
                                 Name:

                                                                    EXHIBIT D



                      Form of Certificate To Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S




                                                       _______________,______


United States Trust Company of New York
114 West 47th Street
New York, New York 10036-1532
Attention:  Corporate Trust Administration


     Re:  Brill Media Company, LLC and
          Brill Media Management, Inc.
          (collectively the "Issuers") 12% Senior
          Notes due 2007 (the "Securities")

Ladies and Gentlemen:

          In connection with our proposed sale of $_____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a Person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                                                                    EXHIBIT D
                                                                       Page 2

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule
     903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

          You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Transferor]


                              By:
                                 ----------------------
                                 Authorized Signature